Exhibit 10.2

[***] Certain confidential information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Dated 31 May 2014

Panasonic Corporation

and

UTAC Manufacturing Services Pte. Ltd.

TECHNICAL SUPPORT AND IPR MASTER LICENSE AGREEMENT

ALLEN & GLEDHILL LLP ONE MARINA BOULEVARD #28-00 SINGAPORE 018989

Schedule 1	Definitions and Key Definitions	35

Schedule 2	Panasonic Intellectual Property	44

i

ii

This Agreement is made on 31 May 2014 between:

(1)	PANASONIC CORPORATION, a company incorporated in Japan and having its registered office at 1006, Oaza Kadoma, Kadoma-shi, Osaka 571-8501, Japan (“Panasonic”); and

(2)	UTAC MANUFACTURING SERVICES PTE. LTD., a company incorporated in Singapore with company registration number 201413459E whose registered address is 5, Serangoon North Avenue 5, Singapore (554916) (the “Master Licensee”),

(“Party” means Panasonic or Master Licensee and “Parties” means Panasonic and Master Licensee).

Whereas:

(A)	Panasonic and UMS (defined below) are parties to an agreement relating to the sale and purchase of the whole of the issued share capital of the Companies (defined below) dated 4 February 2014.

(B)	Master Licensee desires: (i) to obtain the right to sub-licence to each Key Sub-Licensee (defined below) the rights and licences to use the Panasonic Intellectual Property (defined below); and (ii) to procure Panasonic to provide to each Key Sub-Licensee the Technical Support Services (defined below) upon and subject to the terms of this Agreement (defined below).

(C)	Panasonic agrees to support and directly assist each Key Sub-Licensee to better utilize their manufacturing capacities for the production of the Panasonic Products (defined below) for Panasonic pursuant to the Contract Manufacturing Agreement (defined below).

(D)	Panasonic is willing and able to grant Master Licensee the right and licence to sub-licence to each Key Sub-Licensee, a licence to use the Panasonic Intellectual Property in the Territory (defined below) and to provide the Technical Support Services set out in Schedule 3 to each Key Sub-Licensee, upon and subject to the terms and conditions set forth in this Agreement to enable to each Key Sub-Licensee to inter alia, (i) better utilize their existing equipment and infrastructure for the manufacturing of the Products; (ii) develop and implement stringent quality control processes and testing procedures and protocols in relation to the Products; and (iii) research, design, develop and manufacture up-to-date and complete prototypes, examples, bases, epitomes, or standards of new Products for sale and distribution by each Key Sub-Licensee.

It is agreed as follows:

PART 1 – INTRODUCTION

1.	Definitions and Interpretation

1.1	Unless otherwise defined, the definitions and provisions in respect of interpretation set out Schedule 1 will apply to this Agreement and its Schedules (collectively “Agreement”).

2.	Term and Condition Precedent

2.1	Unless sooner terminated in accordance with this Agreement and save for the Surviving Provisions, this Agreement shall take effect on the Effective Date and shall continue in force for a period which expires five years after the Effective Date (the “Term”). All Clauses of this Agreement (including the Schedules) so intended to survive after the termination or expiration of this Agreement shall survive such termination or expiration, including Clauses 1, 3 (save for Clause 3.10), 4.1.2, 4.3, 4.4, 4.5, 4.6, 11.1.1, 11.1.2 (only where Clause 21.2 applies), 11.2, 11.3, 12, 17.1.5, 17.1.6, 18, 19, 21, 22.4, 22.5, 22.6, and 22.8 (collectively, the “Surviving Provisions”).

2.2	Condition precedent: All and any of each Party’s agreement, obligations and undertakings under this Agreement are conditional upon Completion and in the event that Completion does not occur by 6 June 2014, this Agreement shall have no effect and no Party shall have any claim against the other under this Agreement.

PART 2 – GRANT OF LICENCE

3.	Grant of Licence

3.1	Licence Grant: Panasonic hereby grants to (and in the case of subject matter owned by any: (a) Panasonic Semi-Conductor Entity; or (b) Panasonic Assignee, shall procure for) Master Licensee the non-transferable, fully paid-up (save for the consideration payable by Master Licensee to Panasonic prescribed in Clause 11.1 below), non-exclusive and non-royalty bearing (save for the consideration payable by Master Licensee to Panasonic prescribed in Clause 11.1 below) right to sub-licence to each Key-Sub-Licensee and Sub-Licensee (in accordance with Clause 3.3 below), a fully paid-up and non-exclusive right and license to use all Panasonic Intellectual Property throughout the Territory for the Purpose and which each Key Sub-Licensee shall be entitled to use, develop or exploit in any manner whatsoever related to the Purpose, including the rights: (i) to use, distribute, reproduce, display, create derivative works, adaptations and modifications of Panasonic Intellectual Property; (ii) to use, make, have made (subject to the terms and conditions of this Agreement), sell, offer for sale, export and/or import, distribute and market, Products that incorporate or otherwise use Panasonic Intellectual Property; and (iii) to perform, have performed, sell and offer for sale services which incorporate or otherwise use Panasonic Intellectual Property.

In this Clause 3.1, “Purpose” means the following:

3.1.1	for the purpose of the sale, distribution manufacturing, packaging, development, research, testing and/or prototyping of the Products; and

3.1.2	for the purpose of the use and enjoyment in connection with the semi-conductor business of each Key Sub-Licensee.

3.2	Key Sub-Licensees:

3.2.1	Parties agree that there shall not be more than three Key Sub-Licensees during the Term at all times and save as set out in Clause 3.2.2 or otherwise agreed between the Parties in writing, the three Key Sub-Licensees shall be as follows:

(i)	Singapore Company;

(ii)	Malaysia Company; and

(iii)	Indonesia Company.

3.2.2	Replacement of Key Sub-Licensees: In the event whereby a Key Sub-Licensee proposes to transfer the whole of its semi-conductor related undertaking and/or business to a Recipient Entity:

(i)	Master Licensee shall terminate all rights and licenses granted to such Key Sub-Licensee pursuant to Clause 3.1 by notice to such Key Sub-Licensee and Panasonic in writing. Upon such termination, such entity shall no longer be regarded as a “Key Sub-Licensee” for the purposes of this Agreement (such entity the “Former Key Sub-Licensee”).

(ii)	thereafter, Master Licensee may sub-licence to the Recipient Entity receiving the whole of the Former Key Sub-Licensee’s semi-conductor related undertaking and/or business, the rights and licenses to Panasonic Intellectual Property pursuant to Clause 3.1 above. Thereafter, such entity shall be a “Key Sub-Licensee” for the purposes of this Agreement and this Agreement shall be deemed to be amended to reflect the change in Key Sub-Licensee.

Panasonic agrees, if requested by the Master Licensee, to do all things and execute all documents as may be necessary to perfect such dealing and Master Licensee shall inform Panasonic of such sub-licence in writing as soon as reasonably practicable.

By way of illustration and example, if Singapore Company intends to transfer the whole of its semi-conductor manufacturing capabilities to UTAC Thai Limited (which fulfils the ownership requirements of a “Recipient Entity”), Master Licensee may terminate the rights and licenses to use the Panasonic Intellectual Property granted to the Singapore Company pursuant to Clause 3.1 above and Singapore Company will thereafter no longer be regarded as a Key Sub-Licensee for the purposes of this Agreement and Panasonic shall no longer be required to provide any Technical Support Services to Singapore Company.

Master Licensee may thereafter sub-licence to UTAC Thai Limited the rights and licences to use Panasonic Intellectual Property pursuant to Clause 3.1 above and UTAC Thai Limited will thereafter be regarded as a Key Sub-Licensee for the purposes of this Agreement and Panasonic shall provide the relevant Technical Support Services to UTAC Thai Limited.

3.3	Sub-Licensees: Subject to the following, in the event whereby a Key Sub-Licensee proposes to transfer a part of its semi-conductor related undertaking and/or business, Master Licensee may sub-licence to the entity receiving the part of a Key Sub-Licensee’s semi-conductor related undertaking and/or business, the rights and licenses to Panasonic Intellectual Property pursuant to Clause 3.1 above (such entity, a “Sub-Licensee”) provided that:

3.3.1	Master Licensee must conform with all applicable conditions agreed between the Parties for such transfer, including the conditions set out in Clause 17.3 of the Contract Manufacturing Agreement;

3.3.2	the relevant Key Sub-Licensee shall notify Panasonic in writing of:

(i)	the identity of the Sub-Licensee; and

(ii)	where applicable, the package type to be manufactured by the Sub-Licensee,

as soon as reasonably practicable;

3.3.3	Sub-Licensee shall only use the Panasonic Intellectual Property for the Products manufactured by such part of the semi-conductor related undertaking and/or business which was transferred by the first Key Sub-Licensee to the Sub-Licensee;

3.3.4	Panasonic Intellectual Property shall not be used in any manner which is outside the scope of the transferring Key Sub-Licensee’s business;

3.3.5	Panasonic Intellectual Property shall not be used for, in respect of or in conjunction with any product manufactured by the Sub-Licensee before the grant of the licence from the Master Licensee; and

3.3.6	Master Licensee:

(i)	agrees to ensure that each Sub-Licensee comply with the terms and conditions governing the use of Panasonic Intellectual Property set out in this Agreement and/or the Contract Manufacturing Agreement; and

(ii)	shall be liable for the acts, defaults and neglects of any Sub-Licensee or any employee or agent of the Sub-Licensee in relation to their compliance with the terms and conditions governing the use of Panasonic Intellectual Property set out in this Agreement and/or the Contract Manufacturing Agreement as if they were the acts, defaults or neglects of Master Licensee or the employees or agents of Master Licensee in respect of such terms and conditions.

3.4	The rights and licences granted by Panasonic under Clause 3 shall survive the termination of this Agreement, provided Master Licensee continues to pay the License Fees in accordance with Clause 11.1.1.

3.5	Key Sub-Licensee’s rights to “have made” any Products: Each Key Sub-Licensee’s right to use Panasonic Intellectual Property to “have made” any Products by any Third Party is subject to the following conditions:

3.5.1	the relevant Key Sub-Licensee or Sub-Licensee shall ensure that the Third Party it appoints to manufacture the Products (“Third Party Manufacturer”) complies with the terms and conditions governing the use of Panasonic Intellectual Property set out in this Agreement and shall be liable for the acts, defaults and neglects of any Third Party Manufacturer or any employee or agent of the Third Party Manufacturer, in relation to their compliance with the terms and conditions governing the use of Panasonic Intellectual Property set out in this Agreement as if they were the acts, defaults or neglects of the relevant Key Sub-Licensee or the employees or agents of the relevant Key Sub-Licensee, in respect of such terms and conditions;

3.5.2	Products (or part thereof) made by the Third Party Manufacturer using Panasonic Intellectual Property shall be utilized only by the relevant Key Sub-Licensee for the bona fide purpose of the commercializing of such Products;

3.5.3	ensure that the Products made by a Third Party Manufacturer are not transferred back to such Third Party Manufacturer unless in instances of defects and product liability;

3.5.4	the relevant Key Sub-Licensee shall procure for Panasonic the right to audit the Third Party Manufacturer in the manner set out in Clause 22.1; and

3.5.5	the relevant Key Sub-Licensee shall notify Panasonic in writing of the details:

(i)	the identity of such Third Party Manufacturer; and

(ii)	where applicable, the package type to be manufactured by the Third Party Manufacturer.

3.6	Exhaustion of rights: Panasonic undertakes and covenants not to assert, anywhere in the world, the rights in and to the Panasonic Intellectual Property as a result of the use of such rights by Master Licensee, any Key Sub-Licensee and/or its Sub-Licensee, subcontractors, vendors, customers and/or distributors to make, have made, sell, offer for sale, and/or import Products in accordance with the terms of this Agreement. This undertaking and covenant shall survive the termination of this Agreement, provided Master Licensee continues to pay the License Fees in accordance with Clause 11.1.1.

3.7

Third Party Licence Agreements: With respect to any Intellectual Property Rights in the Panasonic Intellectual Property which are proprietary to: (a) a Panasonic Semi-Conductor Entity; or (b) a Panasonic Assignee, Panasonic shall be responsible for: (i) procuring, at its own cost, any and all licences from the relevant Panasonic Semi-Conductor Entity and/or; Panasonic Assignee as is necessary for Panasonic to acquire the right and authority to grant the rights set out in Clause 3.1 above to Master Licensee pursuant to this Agreement; and (ii) providing promptly any appropriate notice and otherwise promptly perfecting the rights and licences granted to Master Licensee and by Master Licensee to each Key Sub-Licensee and/or Sub-Licensee. Panasonic shall not, without the prior written consent of Master Licensee, terminate, restrict or otherwise narrow any of the rights that Panasonic has licensed from a Panasonic Semi-Conductor Entity and/or; a Panasonic Assignee in connection with the licence granted under this Agreement.

3.8	Technology transfer: Panasonic shall ensure that, all documents and all other materials (including source codes where the Panasonic Intellectual Property includes software or otherwise where applicable) which set out, contain, are necessary for the use of the Panasonic Intellectual Property and the subject matter of the rights and licences set out in this Agreement are transferred, delivered or otherwise communicated to each Key Sub-Licensee as required (“Key Documents and Materials”). Where Master Licensee request that Panasonic provide any Key Documents and Materials that that was not initially provided by Panasonic at the Completion date, Panasonic shall provide Master Licensee with a substantive response to its request within five Business Days and thereafter exercise its best efforts to provide the requested Key Documents and Materials as soon as possible. Panasonic shall be liable for actual losses incurred by Master Licensee and/or each Key-Sub-Licensee for delays caused by Panasonic’s failure to deliver such documents and materials in a timely manner.

The Key Documents and Materials to be delivered to Master Licensee pursuant to this Clause 3.8 shall include unit drawings and substrate/lead frame drawings, design rules, design methods and technique, package simulation/analysis reports, software used for product design and development; current best method of assembly, process/material specification, methods of material selection, failure mode and effects analysis (FMEA), qualification/evaluation reports of material/process characterization and design of experiments (DOEs) including both package level and board level reliability results; and assembly and test equipment specification and qualification reports, conversion kits, tooling designs/drawings, capabilities of the equipment, equipment manuals, and reparation/upgrade/modification/customization of equipment developed by Panasonic, its Related Corporations and/or their Third Party contractors.

3.9

Derivative Works: In the event that any enhancements, derivatives, changes, modifications, alterations or adaptations of or to the Products or Panasonic Intellectual Property provided to each Key Sub-Licensee and/or any Sub-Licensee in whatever form or medium (collectively “Derivative Works”), are made, created, developed, or acquired by Master Licensee, any Key Sub-Licensee and/or any Sub-Licensee, all rights, title and interest (including Intellectual Property Rights) in all countries of the world, whether vested, contingent or future, in and to such Derivative Works shall belong exclusively to Master Licensee, Key Sub-Licensee and/or any Sub-Licensee, as the case may be, absolutely free from any encumbrances and may be exercised by Master Licensee, any Key Sub-Licensee, Sub-Licensee, their successors, assigns and licensees throughout the world, as the case may be, without prejudice to their other rights and remedies under this Agreement. Master Licensee hereby grants and shall procure that each Key Sub-Licensee and Sub-Licensee grant, to Panasonic a perpetual, nonexclusive, worldwide, non-transferable (unless otherwise agreed by Master Licensee in writing, such consent not to be unreasonably withheld), non-sub-licensable (unless otherwise agreed by Master Licensee in writing, such consent not to be unreasonably withheld), non-royalty bearing, limited licence to use the Derivative Works for its semiconductor business in respect of products that are similar to the Products in accordance with the terms and conditions of this Agreement. Master Licensee, each Key Sub-Licensee and/or Sub-Licensees and their agents, as the case may be, shall have the right to apply for copyright, trademark, and patent protection anywhere in the world with respect to the Derivative Works and take any and all other actions they deem appropriate to protect the Derivative Works; provided, however, that they agree that it shall not, at any time:

3.9.1	apply for any copyright, trademark, design or patent protection; file any document with any Singapore, Malaysia, Indonesia, Japan, United States, or other foreign state government or governmental agency, branch, corporation, or department; or take any similar action, which would affect, now or at any time in the future, Panasonic’s or its licensor’s ownership of or title to the Panasonic Intellectual Property; or

3.9.2	aid or abet any Third Party to do anything described in Clause 3.9.1.

3.10	Improvements: Panasonic agrees to inform Master Licensee by a notice in writing when it has made or acquired any Improvements as soon as reasonably practicable. The right to rights granted to Master Licensee under Clause 3.1 above and all other terms and conditions of this Agreement shall extend to and apply mutatis mutandis to any and all Improvements as and when the same have been made or acquired and each Key Sub-Licensee shall be entitled to the use thereof upon the terms and conditions of this Agreement.

3.11	Subsequently identified intellectual property

3.11.1	Panasonic-licensed subsequently identified intellectual property: At any time during the period 24 months from the Completion Date, if Master Licensee becomes aware of or identifies any intellectual property, works, technologies, specifications, inventions, designs, content, software, databases, know-how, processes, platforms, interfaces, methods, expertise and other resources and other subject matter or resources which was in fact licensed by Panasonic or its Related Corporation to the following

(i)	Indonesia Company;

(ii)	Malaysia Company;

(iii)	Singapore Company; and/or

(iv)	any of Panasonic’s Related Corporation in Singapore in connection with the Singapore Business,

during the period 24 months prior to the Completion Date and was indeed used by any of the foregoing, then Master Licensee may request that Panasonic grant Master Licensee the right to sub-license such subject matter to each Key Sub-Licensee and Sub-Licensee as Panasonic Intellectual Property pursuant to Clause 3.1, in accordance with the terms and conditions of this Agreement and Panasonic shall comply with such request.

3.11.2	Non-Panasonic-licensed subsequently identified intellectual property: At any time during the period 24 months from the Completion Date, if Master Licensee or any of the Key Sub-Licensees become aware of or identifies any intellectual property, works, technologies, specifications, inventions, designs, content, software, databases, know-how, processes, platforms, interfaces, methods, expertise and other resources and other subject matter or resources which was in fact licensed by a Third Party other than Panasonic or its Related Corporation to:

(i)	Indonesia Company;

(ii)	Malaysia Company;

(iii)	Singapore Company; and/or

(iv)	any of Panasonic’s Related Corporation in Singapore in connection with the Singapore Business,

during the period 24 months prior to the Completion Date (such Third Party, the “Subsequently Identified Third Party Licensor”) and was indeed used by any of the foregoing, then Master Licensee may request that Panasonic exercise its commercially endeavours to obtain for Master Licensee a right to sub-licence such subject matter to each Key Sub-Licensee on terms and prices notified to Panasonic by Master Licensee at the relevant time from the relevant Subsequently Identified Third Party Licensor and Panasonic shall use commercially reasonable efforts to comply with such request. For the avoidance of doubt, Master Licensee acknowledges and agrees that the grant of a license by the Subsequently Identified Third Party Licensor shall be at the absolute discretion of the Subsequently Identified Third Party Licensor and may be subject to such terms and conditions as the Subsequently Identified Third Party Licensor deems fit.

3.12	Licence to be binding on successor in title to Panasonic: The Parties agree that the rights and licences set out in this Agreement shall be binding on every successor in title to Panasonic’s right, title and interest in and to the Panasonic Intellectual Property. Panasonic shall provide sufficient notice to any prospective successor in title to Panasonic’s right, title or interest in the Panasonic Intellectual Property of Master Licensee’s rights granted under this Agreement. The rights and licences granted herein shall remain in full force and effect regardless of any subsequent transfer of rights in or to the Panasonic Intellectual Property by change of control, contract, assignment, licence, sale, gift, bequest or otherwise.

3.13	In the event that Panasonic, a Panasonic Semi-Conductor Entity or a Panasonic Assignee seeks to assign any Intellectual Property Rights in and to the Panasonic Intellectual Property to a party other than Panasonic or a Panasonic Semi-Conductor Entity, Panasonic warrants and undertakes (and shall procure the undertaking of all Panasonic Semi-Conductor Entities and Panasonic Assignees) that it / they shall not proceed with such assignment unless it / they have complied with all of the following:

3.13.1	provided written notice of the assignment to Master Licensee;

3.13.2	such assignment shall be made subject to the rights Master Licensee under this Agreement and the rights and licenses sub-licensed by Master Licensee to each Key Sub-Licensee pursuant to the terms and conditions of this Agreement;

3.13.3	such assignment is made expressly subject to and conditional upon the relevant assignee agreeing in writing to be bound by the terms and conditions of this Agreement; and

3.13.4	Panasonic shall ensure that the rights and licences to the Intellectual Property Rights granted to Master Licensee and sub-licensed to each Key Sub-Licensee pursuant to this Agreement will not be revoked, terminated or otherwise restricted in any way by any assignee.

3.14	Panasonic undertakes not to, directly or indirectly, create, allow or enable any charges, liens, pledges, encumbrances (which will, for the avoidance of doubt, exclude licensing arrangements between Panasonic and Third Parties) or other security interests whatsoever to be placed on or subsist in relation to the Panasonic Intellectual Property or any of the rights or licences granted under this Agreement unless prior written consent from Master Licensee is obtained.

4.	Infringement and Control of Proceedings

4.1	Notification: Panasonic shall:

4.1.1	Panasonic-Maintained IP: furnish particulars in writing to Master Licensee:

(i)	any activity or proposed activity by a Third Party which is:

(A)	already in the public domain; and

(B)	in its reasonable opinion amounts or may amount to infringement of the Intellectual Property Rights in any Panasonic Intellectual Property which is not UTAC-Maintained IP (the “Panasonic-Maintained IP”) or parts thereof; and

(ii)	any claim made by a Third Party in a court of competent jurisdiction that certain application(s) or registration(s) of the Panasonic-Maintained IP is invalid or that the use of Panasonic-Maintained IP or parts thereof infringes the rights of Third Parties, as soon as it becomes aware of the facts pertaining to the aforesaid.

4.1.2

UTAC-Maintained IP: Panasonic shall keep Master Licensee informed of all infringements and/or validity challenges on the Intellectual Property Rights in the UTAC-Maintained IP which it may become aware. Panasonic shall furnish particulars in writing to Master Licensee of: (i) any activity or proposed activity by a Third Party which in its reasonable opinion amounts or may amount to infringement of the Intellectual Property Rights in the UTAC-Maintained IP or parts thereof; or (ii) any Claim or threatened Claim made by a Third Party that certain application(s) or registration(s) of the UTAC-Maintained IP or parts thereof is invalid or that the use of UTAC-Maintained IP or parts thereof or parts thereof infringes the rights of Third Parties, as soon as it becomes aware of the facts pertaining to the aforesaid.

4.2	Third Party infringement of Panasonic-Maintained IP:

4.2.1	Where:

(i)	Panasonic informs Master Licensee of any infringements on the Intellectual Property Rights in the Panasonic-Maintained IP pursuant Clause 4.1 above; or

(ii)	Master Licensee informs Panasonic in writing of any activity or proposed activity by a Third Party which in its reasonable opinion amounts or may amount to infringement of the Intellectual Property Rights in the Panasonic-Maintained IP or parts thereof,

Panasonic shall hold good faith discussions with Master Licensee to discuss the appropriate actions and measures to address all such activities, infringement and/or any unauthorised use of the Intellectual Property Rights in the Panasonic-Maintained IP but the final decision on the appropriate actions and measures to be taken against such infringement shall be made by Panasonic, subject always to the Clause 4.2.2.

4.2.2	In the event where Parties fail to agree on a course of action to within one month from the start of the good faith discussions described in Clause 4.2.1 above, Parties shall hold good faith discussions regarding the sale and assignment of such Panasonic-Maintained IP to Master Licensee.

4.3	Third Party Infringement of UTAC-Maintained IP:

4.3.1	Where:

(i)	Panasonic informs Master Licensee of any infringements on the Intellectual Property Rights in the UTAC-Maintained IP pursuant Clause 4.1 above; or

(ii)	Master Licensee informs Panasonic in writing of any activity or proposed activity by a Third Party which in its reasonable opinion amounts or may amount to infringement of the Intellectual Property Rights in the UTAC-Maintained IP or parts thereof,

Panasonic shall hold good faith discussions with Master Licensee to discuss the appropriate actions and measures to address all such activities, infringement and/or any unauthorised use of the Intellectual Property Rights in the UTAC-Maintained IP but the final decision on the appropriate actions and measures to be taken against such infringement shall be made by Panasonic, subject always to the Clause 4.3.2.

4.3.2	In the event where: Parties fail to agree on a course of action within one month from the start of the good faith discussions described in Clause 4.3.1 above, Parties shall hold good faith discussions regarding the sale and assignment of such UTAC-Maintained IP to Master Licensee.

4.4	Infringement of Third Party rights: In response to any and all Claims that any part of the Panasonic Intellectual Property infringes any rights of any Third Party or constitutes misappropriation or unlawful disclosure or use of any Third Party’s trade secrets or confidential information:

4.4.1	where such Third Party is a Related Corporation of Panasonic or a Panasonic Assignee, Panasonic shall at its sole costs and expense procure: (i) that such Third Party waive all such Claims at no loss to Master License and/or any Key Sub-Licensee or any admission of liability by Master License and/or any Key Sub-Licensee; and (ii) the grant of all necessary licenses from such Third Party on no less favourable terms than the rights and licenses granted under this Agreement; or

4.4.2	where such Third Party is not a Related Corporation of Panasonic or a Panasonic Assignee, Panasonic may:

(i)	request that Master Licensee modify or replace the affected Panasonic Intellectual Property with non-infringing intellectual property and Master Licensee shall accept such requests subject to the following:

(A)	such measures do not detract the overall performance, effectiveness and/or functionality of the affected Panasonic Intellectual Property; and

(B)	Parties’ agreement in writing of the full costs and expenses of any aspect of Master Licensee’s, each Key Sub-Licensee’s and Sub-Licensee’s use of the non-infringing Panasonic Intellectual Property payable by Panasonic on an indemnity basis, including costs and expenses relating to:

(I)	the modification of its production facilities;

(II)	purchasing of new non-infringing materials;

(III)	training of operators where applicable; and

(IV)	tooling of new leadframes, substrate, mold chase; or

(ii)	procure for Master Licensee the right to continue to use the use of the affected Panasonic Intellectual Property on the then current terms and conditions of this Agreement.

4.4.3	Subject to this Clause 4.4, Master Licensee agrees to give notice of the Claim and turn over control of the defence and settlement of the Claim to Panasonic. Notwithstanding any other provision of this Agreement, except with the prior written consent of Master Licensee, Panasonic shall:

(i)	have regard at all times for Master License and each Key Sub-Licensee and Sub-Licensee’s interests, goodwill and reputation, and keep Master Licensee informed of the defense of such Claim, including any such negotiations or litigation;

(ii)	take into account (but shall not be obliged to act strictly in accordance with such feedback) all feedback from Master Licensee relating to the Claim. The final decision on the appropriate actions and measures to be taken relating to such Claim shall be made by Panasonic, subject always to the provisions of this Clause 4.4.3;

(iii)	not settle or compromise any cause of action, suit or other proceeding if the settlement or compromise obliges any member of Master License, any Key Sub-Licensee and/or their Related Corporations to make any payment or bear any liability or be subject to any injunction or other interim measures by reason of such settlement or compromise;

(iv)	not assume any obligation or grant any rights or licences on behalf of Master Licensee, any Key Sub-Licensee and/or their Related Corporations; and/or

(v)	not make any statement at any time admitting liability for or on behalf of Master License, any Key Sub-Licensee and/or their Related Corporations.

4.5	Clauses 4.4.1 to 4.4.2(ii) shall not apply if the relevant Third Party Claim arises: (i) from the Master Licensee’s or Key Sub-Licensee’s use of Panasonic Intellectual Property in breach of this Agreement; or (ii) from customisations, enhancements or modifications to Panasonic Intellectual Property other than those which are developed by or for Panasonic or any of its Related Corporations, if such Claim would not have arisen but for such customisations, enhancements or modifications.

4.6	Registration of this Agreement

4.6.1	Master License and/or any Key Sub-Licensee shall be entitled to apply at its own cost to the Registrar or the relevant authority in any country in the relevant Territory for either the registration of this Agreement as a licence or the registration of Master License and/or any Key Sub-Licensee as a registered user or licensee of the Panasonic Intellectual Property.

4.6.2

Panasonic shall co-operate fully with Master License and/or any Key Sub-Licensee in making the application(s) referred to in Clause 4.6.1 to the Registrar or such other relevant authority responsible for keeping registers under which such Intellectual Property Rights are registered in such country, and where Master

License and/or any Key Sub-Licensee so requests, promptly execute and/or deliver to Master License and/or any Key Sub-Licensee all documents necessary to register or record this Agreement with such Registrar or relevant authority, and each receipt or confirmation of registration or recordation of this Agreement issued by such Registrar or relevant authority.

PART 3 – TECHNICAL SUPPORT SERVICES

5.	Scope of Services

5.1	Appointment: Master Licensee appoints Panasonic and Panasonic hereby accepts the appointment to provide the Technical Support Services to and for the benefit of, each Key Sub-Licensee for the period starting on the Effective Date and ending on the date two years from the Effective Date (“Support Period”).

5.2	Location of Technical Support Services: Panasonic shall perform any and all Technical Support Services from:

5.2.1	Singapore Company: Singapore and/or Japan;

5.2.2	Malaysia Company: Malaysia, Singapore and/or Japan;

5.2.3	Indonesia Company: Indonesia, Singapore and/or Japan; or

5.2.4	any other locations as agreed between the Parties in writing.

5.3	Non-exclusivity: Notwithstanding anything to the contrary Panasonic acknowledges and agrees that it is not the exclusive supplier of services to Key Sub-Licensees and that each Key Sub-Licensee shall have the right to perform itself, or to engage any Third Party to perform, services similar to the Technical Support Services and that such appointment may contain the same, or similar, terms and conditions as those contained herein.

6.	Technical Support Services

6.1	Services to be in accordance with this Agreement: All the services set out in this Agreement shall be in accordance with the terms and conditions of this Agreement and Master Licensee’s reasonable instructions issued from time to time. As part of the Technical Support Services, Panasonic shall produce the Deliverables during Term, where applicable.

6.2	Any request for Technical Support Service relating to Initial Products shall be made by a Key Sub-Licensee using the Request Form. The Key Sub-Licensee shall complete the Request Form and submit it to Panasonic. Panasonic shall, within 5 Business Days of receipt of such Request Form from a Key Sub-Licensee, reply to such Key Sub-Licensee with its proposal (“Proposal”) setting out the support location and the estimated implementation date. Panasonic shall not proceed with the provision of the Technical Support Service until the Proposal is approved in writing by the relevant Key Sub-Licensee.

6.3	The cost which will be borne by Panasonic for the Technical Support Services shall be limited to the costs for the items listed in Schedule 7. Any cost or expense outside the scope of the items listed in Schedule 7 shall be borne by the Key Sub-Licensee save that Panasonic shall not incur any additional cost and expenses without prior written consent from Master Licensee. For the avoidance of doubt, on-site support for the Technical Support Services shall only be provided by Panasonic when necessary.

6.4	In the event that the Key Sub-Licence’s request listed in such Request Form is outside the scope of the Technical Support Services, it shall be regarded as an additional service for which Clause 9 shall apply.

6.5	Panasonic shall follow and be guided by the prevailing reasonable guidelines, practices and policies of each Key Sub-Licensee from time to time, as provided to Panasonic in writing, no later than 5 Business Days prior to the date such policies, regulations and directives are to take effect, when providing the Technical Support Services.

7.	Service Standards and Delays

7.1	Panasonic shall provide the Technical Support Services so as to meet: (i) reasonable skill, care, prudence and foresight; and (ii) the degree of skill, care, prudence and foresight which would ordinarily be expected of a skilled and experience supplier engaging in the provision of the relevant service.

7.2	Panasonic shall inform the Master Licensee and the relevant Key Sub-Licensee(s) as soon as reasonably practicable of any impending delay in the delivery dates and any matters likely to impede the progress of the Technical Support Services and shall put forth recommendations on the best alternatives available.

7.3	Rectification: If Panasonic’s performance of a Technical Support Service is not in compliance with the terms and conditions of this Agreement, Panasonic shall as soon as practicable rectify the non-compliance and subsequently perform such Technical Support Service to the terms and conditions of this Agreement at no extra charge.

7.4	Delays caused by Key Sub-Licensee:

7.4.1	To the extent that Panasonic’s provision of the Technical Support Services under this Agreement is prevented or delayed by an act or omission of Master Licensee or a Key Sub-Licensee (excluding Panasonic, Sub-Contractors and any Panasonic Personnel), Master Licensee shall not be entitled to claim costs and Losses from Panasonic for such delay, provided always that in each such event Panasonic performs as described in Clause 7.4.2.

7.4.2	Panasonic shall inform Master Licensee in writing as soon as it is aware of any act or omission as described in Clause 7.4.1. Panasonic’s obligation to perform the affected Technical Support Services shall resume in full upon the earlier of: (i) the rectification of the act or omission as described in Clause 7.4.1; or (ii) when the effects of the act or omission as described in Clause 7.4.1 cease to apply.

8.	Panasonic Acknowledgements

8.1	No Regard to non-Related Corporation status of any Key Sub-Licensee: Panasonic acknowledges and agrees that in prioritising the provision of the Technical Support Services to a Key Sub-Licensee (on the one hand) and the provision of similar services to internal recipients within the Panasonic group (on the other hand), Panasonic will not have regard to the fact that Key Sub-Licensees are not or are no longer Related Corporations of Panasonic and shall treat each Key Sub-Licensee in the manner no less favourable as it was treated (or in the case of the Key Sub-Licensee which is the Singapore Company, in a manner no less favourable as how any other Panasonic’s Related Corporations in Singapore which were engaged in the Singapore Business were treated) during the period 24 months before the Completion Date.

9.	Request for Additional Services

9.1	In the event that Master Licensee requires Panasonic to provide any additional services, functions or responsibilities not specifically described in this Agreement, or services requiring Third Party involvement, Master Licensee may notify Panasonic in writing using the Request Form of such proposed alteration or variation of the Technical Support Services (“Work Order”).

9.1.1	If Panasonic is agreeable to performing such proposed alteration or variation of the Technical Support Services in the Work Order, Panasonic shall, within five Business Days of receipt of the notice from Master Licensee requesting alterations and/or variations in accordance with Clause 9 above, provide to Master Licensee a written quotation for such Work Order, specifying what charges (if any) will be payable and any agreed timelines or milestones, and where there is Third Party involvement, details on such Third Party sub-contractor for such Master Licensee’s approval in accordance with Clause 10.

9.1.2	In providing such quotation, Panasonic’s rates must be reasonable and not deviate materially from the prevailing market practice in relation to the price or rates charged for such work and shall be no less favourable than those typically offered to Panasonic’s Related Corporations.

9.1.3	Upon receipt of such quotation, Master Licensee may elect either:

(i)	to accept such quotation in which case the services to be performed under the Work Order accepted by Master Licensee shall be governed by the terms and conditions of this Agreement; or

(ii)

to withdraw the proposed alterations in such Work Order in which case, this Agreement shall continue in force unchanged. For the avoidance of doubt, Master Licensee shall be entitled to engage another party to provide the services requested in such Work Order, in which event Panasonic shall, subject to Master Licensee reimbursing Panasonic reasonable costs agreed between the Parties in writing, co-operate with such party or parties in connection with any work relating to such Work

Order, and it being clarified that Master Licensee shall deal solely with such other Third Party that it has appointed in respect of troubles or difficulties arising from the engagement of such party.

10.	Panasonic Personnel and Sub-contractors

10.1	Panasonic shall not delegate, sub-contract or otherwise arrange for a Third Party to perform any part of the Technical Support Services or to discharge any of their duties or obligations under any part of this Agreement without the prior written consent of Master Licensee, provided that such consent shall not be unreasonably delayed or withheld by Master Licensee.

10.2	Notwithstanding Clause 9.1 above, Panasonic may sub-contract the provision of the Technical Support Services to TowerJazz Panasonic Semiconductor Co., Ltd as a Sub-contractor.

10.3	In the event the use of a sub-contractor is consented to pursuant to Clause 10.1 above, Panasonic shall not be relieved of any of its liabilities or obligations under this Agreement, and shall be liable for the acts, defaults and neglects of its sub-contractors or any employee or agent of the subcontractors as if they were the acts, defaults or neglects of Panasonic.

10.4	Panasonic shall comply with the terms and conditions relating to Panasonic Personnel and Sub-contractors set out in Schedule 4.

10.5	Master Licensee Representative and Panasonic Representative:

10.5.1	Master Licensee Representative: Master Licensee shall appoint one or more persons to act as Master Licensee Representative to supervise and liaise with Panasonic for the purpose of this Agreement and Master Licensee Representative may designate and appoint other persons to assist him in his duties. Master Licensee Representative: (i) shall liaise with Panasonic Representative and convey Master Licensee’s instructions to Panasonic; and (ii) may be replaced by Master Licensee at any time in its discretion by giving prior written notice to Panasonic of the same.

10.5.2	Panasonic Representative: Panasonic shall appoint one or more persons to act as the Panasonic Representative(s) in accordance with paragraph 3 of Schedule 4.

PART 4 – CONSIDERATION

11.	Consideration

11.1	The fees payable under this Agreement comprise only the following:

11.1.1	lump sum License Fees:

(i)	of such amount as set out in Schedule 5;

(ii)	to be paid in accordance with the payment schedule in Schedule 5; and

(iii)	payable within:

(A)	First instalment: on relevant Due Date; and

(B)	Second to Sixth instalment: two Business Days from the relevant Due Date,

11.1.2	lump sum Support Fees

(i)	of such amount as set out in Schedule 5;

(ii)	to be paid in accordance with the payment schedule in Schedule 5; and

(iii)	payable within:

(A)	First instalment: on relevant Due Date; and

(B)	Second to Sixth instalment: two Business Days from the relevant Due Date,

the Licensee Fees and Support Fees collectively, the “Consideration”.

In this Agreement, “Due Date” means the dates set out under the column “Due Date” in Schedule 5, save that where such date falls on a non-Business Day (the “Non-Business Day”), the relevant Due Date shall be deemed to be the next Business Day following the relevant Non-Business Day.

11.2	Mode of payment: All payments made by Master Licensee to Panasonic hereunder shall be made in accordance with the payment details set out in Schedule 5.

11.3	The Consideration is deemed to include all applicable taxes and will constitute all the consideration payable by Master Licensee for all services provided under this Agreement and all other rights, benefits, privileges and entitlements granted to Master Licensee under this Agreement as well as all of Panasonic’s obligations and promises under this Agreement. No further sums, fees, payments, royalties, compensation or other charges (including all applicable taxes) shall be payable by any Master Licensee, any Key Sub-Licensees, Sub-Licensees or Third Party Manufacturer to Panasonic in respect thereof.

11.4	All resources to be at Panasonic’s own costs: Save as expressly provided in this Agreement, Panasonic shall be responsible for all costs and expenses incurred in carrying out its obligations under this Agreement and shall supply, at its sole cost and expense, all resources required for the performance of their respective obligations under this Agreement.

12.	Taxes

12.1	All applicable taxes will be the sole responsibility of Panasonic, and Panasonic will either:

12.1.1	pay such applicable taxes directly, if such applicable taxes are levied or assessed against Panasonic; or

12.1.2	if such applicable taxes are levied or assessed against Master Licensee, pay to or reimburse the relevant Master Licensee for such applicable taxes.

12.2	Withholding taxes: In the event that Master Licensee is required to withhold or deduct any taxes of any kind by any government authority in any jurisdiction from any payments due under this Agreement, Panasonic shall bear all such taxes withheld or deducted and Master Licensee shall pay to Panasonic such payments due to Panasonic net of such taxes withheld or deducted without any obligation to gross up such payment or pay Panasonic all or any part of the amount of taxes so withheld or deducted.

13.	Claims For Extra Services

13.1	Notwithstanding any other provision of this Agreement, Panasonic shall not be liable for any claims for any services performed or to be performed falling outside the scope of this Agreement (“Extra Services”) regardless whether the Extra Services are or were initiated at the request of Panasonic or not unless all the following conditions are fully complied with: (i) all claims for any payments due in respect of the Extra Services must be submitted in writing to the Master Licensee before the performance of any Extra Services; (ii) Panasonic shall specify the price of the Extra Services and the detailed scope of the Extra Services in any claims submitted under Clause 13.1; and (iii) Master Licensee agrees in writing (such as through the execution of an addendum to this Agreement) for the Extra Services to be performed and to the payment of the claim.

13.2	Panasonic agrees that it is only entitled to claims for any Extra Services provided all the conditions in Clause 13.1 are fully complied with. Unless otherwise agreed pursuant to Clause 9 or 13.1 above, Panasonic further agrees that it shall not be entitled to any payments other than the Consideration, under this Agreement, under restitutionary, quasi-contractual, equitable grounds or other legal theories or on a quantum meruit basis if the conditions in Clause 13.1 were not fully complied with.

14.	Right of Set-off

14.1	Master Licensee shall be entitled to set-off against any payment due or payable to Panasonic under this Agreement, any sums Panasonic is obliged to pay or credit Master Licensee under this Agreement and such Master Licensee may by notice to Panasonic reduce the Consideration or any fees, royalties or any other charges due or payable to Panasonic under this Agreement by any amounts Panasonic is obliged to pay or credit Master Licensee under this Agreement.

PART 5 – SECURITY

15.	Access to premises

15.1	In such situations where: (i) Panasonic accesses the premises of Master Licensee or any Key Sub-Licensee; or (ii) Master Licensee or any Key Sub-Licensee accesses the premises of Panasonic, the receiving entity may make arrangements for the representatives of the visiting entity to enter its premises under the supervision of the receiving entity and subject to the receiving entity’s security requirements at all times.

15.2	The visiting entity shall observe all on-site security measures and procedures as may be reasonably requested by the receiving entity at no additional charge and shall ensure that their representatives observe all security and safety procedures as notified to the visiting entity by the receiving entity from time to time.

PART 6 – WARRANTIES & INDEMNITIES

16.	Corporate Power and Authority

16.1	Each Party represents and warrants that it is duly organized, validly existing and good standing, and that the execution, delivery and performance of this Agreement are within their respective corporate powers and have been duly authorised by each of them with all necessary corporate action. This Agreement is and shall be a legal and valid obligation binding upon all Parties, enforceable in accordance with its terms.

17.	Panasonic Representations and Warranties

17.1	Panasonic warrants, represents and undertakes that:

17.1.1	it has the full right and authority and all required consents, authorisations and/or licences from all Third Party licensors, to grant the rights and licences set out herein free from any encumbrances which may affect the rights granted to Master Licensee and the rights and licenses to be sub-licensed by Master Licensee to each Key Sub-Licensee;

17.1.2	to the best of Panasonic’s knowledge, information and belief as at the Effective Date and save to the extent that Panasonic Proprietary Intellectual Property is applied for Backfill Products, the Intellectual Property Rights embodied in or relating to the Panasonic Intellectual Property is not being attacked or opposed by any person nor is infringing on any rights and interests of any Third Party. Panasonic agrees to promptly inform Master Licensee in writing as soon as it is aware of any infringement, attack or opposition in relation to the Intellectual Property Rights embodied in or relating to the Panasonic Intellectual Property which may affect a Key Sub-Licensee’s right to use the Panasonic Intellectual Property or the semi-conductor business of a Key Sub-Licensee;

17.1.3	save for any Panasonic Intellectual Property owned by any Panasonic Assignee, Panasonic and Panasonic Semi-Conductor Entities are collectively, the proprietor of all legal, beneficial and exclusive rights in the Panasonic Intellectual Property, free and clear of any legal or equitable interest or encumbrances and is not (and shall not be) the subject of any options, pledges, liens, charges, assignments, encumbrances, licences or any other dealings with any other Third Party which may affect the rights granted to Master Licensee and the rights and licenses to be sub-licensed by Master Licensee to each Key Sub-Licensee;

17.1.4	to the best of Panasonic’s knowledge at the relevant time, all information in respect of the Panasonic Intellectual Property given in writing at any time during the Term by or on behalf of Panasonic to Master Licensee and/or any Key Sub-Licensee was, or will be when given, most up-to-date, complete and accurate in all material respects;

17.1.5	to make commercially reasonable effort to maintain and upkeep the validity and enforceability of all Panasonic Intellectual Property other than patents, design patents and applications thereof;

17.1.6	in relation to any patents, design patents and applications thereof forming part of the Panasonic Intellectual Property, save as set out below, Panasonic shall ensure that all renewal fees which are due and steps which are required for their maintenance and protection have been paid and taken and that all reasonable steps, are taken to secure registration of such Intellectual Property Rights which are or may be pending registration. In the event where Panasonic decides to cease maintaining any patents, design patents and applications forming part of Panasonic Intellectual Property, Panasonic shall:

(i)	patents and design patents:

(A)	give Master Licensee no less than two months notice in writing prior to the due date for payment of renewal fees for any such patents and design patents and hereby grants Master Licensee the option to take over the upkeep of such subject-matter; and

(B)	at any time one month before the due date for the payment of the relevant renewal fees, Master Licensee may exercise the option by notifying Panasonic in writing of the specific patents and/or design patents it would like Panasonic to continue to maintain (the “UTAC-Maintained IP”); and

(ii)	patent applications and design patent applications: in relation to patent applications and design patent applications:

(A)	notify Maser Licensee in writing of Panasonic’s intention to allow an application to lapse before the earlier of: (i) three Business Days prior to the due date for providing information or responses necessary for the continual prosecution of the relevant application to the relevant patent office; or (ii) three Business Days prior to the due date for payment of application fees, and Panasonic hereby grants Master Licensee the option to take over the upkeep of such subject-matter;

(B)	upon written notice from Master Licensee at least two Business Days before the applicable due date, seek an extension of time in relation to the due dates in Clause 17.1.6(ii)(A) above, at Master Licensee’s cost and expense; and

(C)	at any time three days before the expiry of the time extension(s) granted by the relevant Patent Office pursuant to Clause 17.1.6(ii)(B) above, Master Licensee may exercise the option by notifying Panasonic in writing of the specific patent applications and design patent applications it would like Panasonic to continue to prosecute and such applications shall be deemed to be part of UTAC-Maintained IP; and

(iii)	upon the exercise of the option by Master Licensee and the reimbursement of the applicable application fees (including fees incurred pursuant to Clause 17.1.6(ii)(B) above) and/or periodic renewal fees and charges by Master Licensee to Panasonic, Panasonic shall continue to ensure that all fees which are due and steps which are required for the maintenance of UTAC-Maintained IP and their protection have been paid and taken and that all reasonable steps, are taken, throughout the term (unless otherwise notified by Master Licensee) to secure and maintain registration of such intellectual property rights which are or may be pending registration,

For avoidance of doubt, Panasonic makes no warranty that the pending patent and design patent applications will proceed to grant but upon reimbursement of applicable fees by Master Licensee, shall take all reasonable steps to secure registration of such Intellectual Property Rights forming part of UTAC-Maintained IP which are or may be pending registration;

17.1.7	to the best of Panasonic’s knowledge, information and belief as at the Effective Date, the Panasonic Intellectual Property and Master Licensee and each Key Sub-Licensee’s use thereof (save to the extent that Panasonic Proprietary Intellectual Property is applied for Backfill Products) does not breach any Laws and Legal Requirements;

17.1.8	no moral rights have been asserted or are likely to be asserted which would affect the use of any of the Panasonic Intellectual Property;

17.1.9	it shall act in good faith towards Master Licensee and each Key Sub-Licensee and shall comply with all requirements as agreed between the Parties and reasonable instructions provided by Master Licensee with respect to the provision of the Technical Support Services, from time to time in accordance with this Agreement;

17.1.10	it shall comply with all policies, regulations and directives of Master Licensee and each Key Sub-Licensee (including their respective safety, security, operational and procedural regulations) as may be updated by them from time to time and notified to Panasonic in writing no later than five Business Days prior to the date such policies, regulations and directives are to take effect, in the course of performing its obligations under this Agreement;

17.1.11	to the best of Panasonic’s knowledge, information and belief, the Deliverables and/or the provision of Technical Support Services by Panasonic or the use,

access or receipt of Technical Support Services by Master Licensee and/or any Key Sub-Licensee does not infringe any Intellectual Property Rights and/or any other rights of whatever nature of any Third Party; and

17.1.12	it shall not: (i) describe or hold itself out as agent or representative of Master Licensee and/or a Key Sub-Licensee except for the limited circumstances and scope expressly authorised by this Agreement or by Master Licensee in writing, if any, or (ii) incur any liability on behalf of Master Licensee and/or a Key Sub-Licensee or pledge the credit of Master Licensee and/or a Key Sub-Licensee in any way or accept any order or make any contract binding upon Master Licensee and/or a Key Sub-Licensee without the Master Licensee’s prior written consent.

17.2	Master Licensee acknowledges and agrees that any use of the Panasonic Proprietary Intellectual Property by Key Sub-Licensees on Backfill Products shall be at their own risk and Panasonic makes no warranties or representations with respect to such use of the Panasonic Proprietary Intellectual Property.

17.3	Indemnity: Panasonic shall indemnify, defend and hold harmless Master Licensee, each Key Sub-Licensee and its and their Related Corporations and the Sub-Licensees, and their respective officers, directors, employees (“Indemnitees”) from and against all Claims, proceedings, settlement sums (only for settlements approved by Panasonic in writing), costs, Losses, expenses, damages and other liabilities (including loss of or damage to any property, injury to or death of any person and any legal fees and expenses on a solicitor-client basis), which are or which may be sustained, instituted, made or alleged against, suffered or incurred by any of the Indemnitees, and which arise out of or in connection with any of the following:

17.3.1	Claims contesting Panasonic’s right or control of the Panasonic Intellectual Property or its right to licence the Panasonic Intellectual Property;

17.3.2	Claims that an Indemnitee’s use and access of the Panasonic Intellectual Property pursuant to this Agreement infringes any rights of any Third Party, excluding the following:

(i)	Claim by [***] and/or its Related Corporations against the Backfill Products; and

(ii)	Claim that the application of Panasonic Proprietary Intellectual Property in Backfill Products infringes the right of any Third Party;

17.3.3	Claims against any Indemnitee:

(i)	by [***] and/or its Related Corporations arising out of or in connection with the Licence dated 29 September 2004 between [***], as subsequently renewed (“[***] License”);

(ii)	by [***] and/or its Related Corporations arising out of or in connection with the Settlement and Patent Cross License Agreement dated 2 October 2011 between [***] (“[***] License”); and

(iii)	by [***] and/or its Related Corporations arising out of or in connection with the Licence Agreement dated 8 February 2007 between [***], (“[***] License”),

including without limitation any action, Claim or demand based on any allegation that any Indemnitee:

(A)	has breached the [***] License, [***] License and/or [***] License;

(B)	has induced Panasonic and/or its Related Corporations to breach the [***] License, [***] License and/or [***] License;

(C)	has interfered with the contractual relations between, as the case may be: (I) [***] (and/or its Related Corporations); (II) [***] (and/or its Related Corporations); or (III) [***] (and/or its Related Corporations), and Panasonic and/or its Related Corporations; and

(D)	has assumed or bears any obligations under the [***] License, [***] License and/or [***] License;

17.3.4	any gross negligent act or omission or wilful default, misconduct or fraud of Panasonic or Panasonic’s employees, personnel, secondees, agents, principals and contractors, who are individuals;

17.3.5	Claims caused by misrepresentations, errors or defects in the provision of Technical Support Services or the materials or deliverables provided thereunder; and

17.3.6	breach of any warranties provided for in this Agreement.

17.4	For the sake of clarification, Panasonic shall be relieved of any indemnification obligation if such Claim arises: (i) from the Master Licensee and/or any Key Sub-Licensee’s use of Panasonic Intellectual Property in breach of this Agreement; or (ii) from customisations, enhancements or modifications to Panasonic Intellectual Property other than those which are developed by or for Panasonic if such Claim would not have arisen but for such customisations, enhancements or modifications.

17.5	Limitations of Liability

17.5.1	Neither Party shall be liable to the other for any indirect, incidental, consequential, exemplary or punitive damages including lost profits.

17.5.2	Subject to Clause 17.5.3, neither Party shall be liable to the other Party, in the aggregate, for direct, actual damages resulting from its breach or non-performance of its obligations under this Agreement in an amount exceeding, in aggregate, per Year of the Term, the Limit. “Limit” as used in this Clause 17.5.2, means an amount equivalent to [***].

In this Agreement, “Year of the Term” means the period of 12 months from the Effective Date and each subsequent consecutive period of twelve months.

17.5.3	Nothing in this Agreement shall exclude or limit liability that cannot be excluded or limited under applicable law or exclude or limit any of the following:

(i)	Losses or damages attributable to Claims that are the subject of indemnification under Clause 17.3.3;

(ii)	any personal injury or death arising from any act or omission of Master Licensee, a Key Sub-Licensee, Panasonic, a Sub-contractor or Panasonic Personnel;

(iii)	Losses or damages attributable to any gross negligence, wilful misconduct or fraud of Master Licensee, a Key Sub-Licensee, Panasonic, a Sub-contractor or Panasonic Personnel;

(iv)	Losses or damages attributable to violations of any Laws and Legal Requirements by or on behalf of Panasonic; and

(v)	the Consideration payable by Master Licensee under this Agreement.

17.6	Notwithstanding and without prejudice to any other provision of this Agreement, except with the prior written consent of Master Licensee, Panasonic shall not: (i) settle or compromise any cause of action, suit or other proceeding if the settlement or compromise obliges any Indemnitees to make any payment or bear any liability or be subject to any injunction or other interim measures by reason of such settlement or compromise; (ii) assume any obligation or grant any rights or licenses on behalf of any Indemnitees; or (iii) make any statement at any time admitting liability for or on behalf of any Indemnitees.

PART 7 – INTELLECTUAL PROPERY RIGHTS & CONFIDENTIALITY

18.	Intellectual Property Rights

18.1	Panasonic hereby agrees and acknowledges that:

18.1.1

any Intellectual Property Rights in and to the Deliverables and UTAC Materials shall vest solely in and belong exclusively to the relevant Key Sub-Licensee, for which such Deliverables was prepared for or which provided the UTAC Materials, as the case may be, at all times and each Key Sub-Licensee shall be entitled to secure, confirm and/or protect the such rights by way of obtaining registrations of intellectual property rights, in such Key Sub-Licensee’s sole name. Panasonic shall not during or at any time after the completion, expiry or termination of this Agreement in any way, directly or indirectly, challenge, dispute, contest or call into question the validity of the Deliverables and the UTAC Materials or ownership by any Key Sub-Licensee of the Intellectual Property Rights in the Deliverables and the UTAC Materials. Unless otherwise agreed in writing between the Parties and save set out in Clause 18.4, Panasonic further agrees that it retains no rights to use the Intellectual Property Rights in and to the Deliverables and the UTAC Materials; and

18.1.2	all materials, documents or computer media containing, comprising or which are necessary for the use of the Deliverables and UTAC Materials furnished to Master Licensee and/or Key Sub-Licensee by Panasonic under this Agreement are the property of Master Licensee and/or the relevant Key Sub-Licensee, as the case may be, and any Intellectual Property Rights which result from or are otherwise created pursuant to or for the purpose of the performance of this Agreement or a sub-contract in relation thereto as the case may be (all the aforementioned Intellectual Property Rights to be collectively referred to as the “UTAC IPR”) shall belong to the relevant Key Sub-Licensee exclusively and Panasonic shall not during or at any time after the completion, expiry or termination of this Agreement in any way question or dispute any Key Sub-Licensee’s ownership of the UTAC IPR.

18.2	To the extent that any Intellectual Property Rights in or to the Deliverables and the UTAC Materials may remain or become vested in Panasonic notwithstanding the provisions of this Agreement, Panasonic shall, and hereby agrees to, irrevocably assign, transfer and convey absolutely and unconditionally to the relevant Key Sub-Licensee any and all such Intellectual Property Rights, and to execute all necessary documents to effect, perfect and record such assignment forthwith on demand. Panasonic, on behalf of itself, Panasonic Personnel and the relevant Sub-contractors, hereby irrevocably and unconditionally waives the exercise of any “moral rights” now or hereafter recognized to the full extent permitted by applicable laws, including but not limited to any rights they may be entitled to pursuant to the Copyright Act of Singapore (Chapter 63) (including but not limited to any rights they have by virtue of Part XII of this Act and any moral rights in the Works which they may have by virtue of the rights set out or referred to under Part IX of this Act) or similar legislation in any jurisdiction and any other moral rights to which they is or may be entitled to under any legislation now existing or in future enacted in any part of the world.

18.3	Panasonic agrees not to use, disclose, market, sell or distribute any material or product incorporating the UTAC IPR or any part thereof, save that Panasonic may use such material or product where expressly provided under this Agreement, such as in Clause 18.4.

18.4	License-back: Master Licensee agrees to make the relevant Key Sub-Licensee grant to Panasonic a perpetual, nonexclusive, worldwide, non-transferable (unless otherwise agreed by Master Licensee in writing, such consent not to be unreasonably withheld), non-sub-licensable (unless otherwise agreed by Master Licensee in writing, such consent not to be unreasonably withheld), non-royalty bearing, limited licence to use the Deliverables for its semiconductor business in respect of products that are similar to the Products in accordance with the terms and conditions of this Agreement.

18.5	UTAC Materials: Without prejudice to any of the provisions of this Clause 18.5, Panasonic agrees and acknowledges that Key Sub-Licensee will, collectively, be the sole and exclusive owner of all UTAC Materials. Panasonic shall utilise UTAC Materials solely for the purposes of this Agreement and shall not sell, assign, lease or otherwise commercially exploit UTAC Materials in any form or manner.

18.6	Subject always to the terms of this Agreement or unless otherwise agreed between the Parties in writing, nothing in this Clause or Agreement shall affect Panasonic’s ownership rights to the Intellectual Property Rights created prior to or independently of this Agreement.

19.	Confidentiality

19.1	Parties shall treat as confidential, other Party’s Confidential Information and Parties agree that such Confidential Information shall be used only for the sole purpose of discussions concerning, and the undertaking of, the obligations herein and Parties shall: (i) not disclose Confidential Information, whether directly or indirectly, to any Third Party without prior written approval of the Party who had disclosed such Confidential Information; and (ii) only disclose the other Party’s Confidential Information to those of its personnel and professional advisors on a “need to know” and confidential basis. The obligations of each Party under this Clause 19 shall survive the termination of this Agreement.

19.2	Confidential Information does not include any information that a receiving Party can reasonably demonstrate:

19.2.1	is required to be disclosed by law or a court of competent jurisdiction or pursuant to a binding order or direction of a fiscal authority or regulatory body (provided that the Party making such disclosure give the other Party prompt written notice of the required disclosure and reasonable assistance in seeking a protective order or other appropriate relief);

19.2.2	was lawfully in the receiving Party’s possession without an obligation restricting disclosure before disclosure by the disclosing Party or is already in the public domain other than through a breach of this Agreement; or

19.2.3	was independently developed by the receiving Party without use of or reference to the disclosing Party’s Confidential Information.

19.3	Notwithstanding Clause 17.1, each Party represents, warrants and undertakes that it shall not:

19.3.1	subject any Confidential Information or any part thereof to, and will not agree to grant in respect of the same, any encumbrances whatsoever and will not assert any other right whatsoever against the other Party’s Confidential Information (unless in accordance with the terms and conditions of this Agreement); or

19.3.2	unless otherwise agreed in this Agreement, sell, assign, lease, license, publish, exploit or otherwise deal with the other Party’s Confidential Information or carry out any data mining, data compilation or data extraction, for the purposes of statistical or trade analysis or otherwise, based on or in connection with the other Party’s Confidential Information.

19.4	Without prejudice to Clause 19.1, Panasonic hereby consents to Master Licensee disclosing the terms of this Agreement (and all matters arising in connection with this Agreement) to SMBC, the secured parties in respect of the Banker’s Guarantee Facility, and their affiliates and representatives.

PART 8 – TERM & TERMINATION

20.	Term and Termination

20.1	Termination for cause by Master Licensee: Notwithstanding anything else contained herein, Master Licensee may terminate this Agreement immediately by notice in writing to Panasonic, if and only if Panasonic commits any material breach of any term of this Agreement and such breach or failure is not capable of being remedied, or in the case of a breach or failure capable of being remedied, Panasonic shall have failed, within 14 days after the receipt of a request in writing from Master Licensee to remedy such breach. Panasonic shall have no Claims whatsoever against Master Licensee and/or any Key Sub-Licensee in respect of such termination.

20.2	Termination for cause by Panasonic:

20.2.1	During the period starting on the Effective date and ending two years thereafter (“Limited Termination for Cause Period”), Panasonic may terminate this Agreement by written notice if and only if Master Licensee breach in a material respect its duty under this Agreement to pay undisputed charges, and fails to cure such breach within 14 Business Days after receiving written notice of the same from Panasonic to do so. Save as provided in Clauses 20.2 and 20.3, Panasonic does not have, and expressly waives, any rights it may otherwise have to terminate this Agreement, in whole or in part and Panasonic expressly acknowledges that no failure by Master Licensee and/or any Key Sub-Licensee to perform any of its responsibilities set forth in this Agreement shall entitle Panasonic to terminate this Agreement in whole or in part or be deemed to be grounds for termination by Panasonic.

20.2.2	Upon the expiry of the Limited Termination for Cause Period, Panasonic may terminate this Agreement immediately by notice in writing to Master Licensee, if and only if Master Licensee commits any material breach of any term of this Agreement and such breach or failure is not capable of being remedied, or in the case of a breach or failure capable of being remedied, Master Licensee shall have failed, within 14 days after the receipt of a request in writing from Panasonic to remedy such breach. For the avoidance of doubt, Master Licensee and Key Sub-Licensees shall have no claims whatsoever against Panasonic in respect of such termination pursuant to this Clause 20.2.2.

For the avoidance of doubt, save as otherwise agreed by Master Licensee in writing, all Clauses of this Agreement (including the Schedules)so intended to survive after the termination or expiration of this Agreement shall survive such termination or expiration.

20.3	Termination for cause by any Party: Notwithstanding anything else contained herein, any Party may terminate this Agreement immediately by notice in writing to the other Party, if such other Party has a receiver and/or manager appointed over it or any part of its undertaking or assets or passes a resolution for winding-up (otherwise than for the purpose of a bona fide scheme of solvent amalgamation or reconstruction) or a court of competent jurisdiction makes an order to that effect or if such other Party has become subject to a judicial management order or has entered into any composition or arrangement with its creditors or ceased or threatens to cease to carry on business.

21.	Effects of Expiry/Termination

21.1	Upon any termination of this Agreement (howsoever occasioned):

21.1.1	all rights and obligations of the Parties shall automatically terminate except for such rights of action as shall have accrued prior thereto and any obligations which expressly or by implication are intended to come into or continue in force on or after such expiration or termination;

21.1.2	without prejudice to a Party’s rights under this Agreement in respect of any breaches by the other Party, Master Licensee shall be entitled to engage any Third Party to continue with the provision of the relevant Technical Support Services and/or development of any of the required deliverables under this Agreement;

21.1.3	Panasonic may cease the provision of the Technical Support Services;

21.1.4	Panasonic shall return all Deliverables;

21.1.5	Parties shall return or destroy all materials containing the Confidential Information of the other Parties, in whatever form and medium and copies thereof in their custody, possession and control and shall certify to the other Parties that no copies thereof have been made, reproduced, retained or distributed by such Party; and

21.2	In the event of the early termination of this Agreement and provided that Panasonic had completed all of its obligations under this Agreement up to the effective date of such early termination:

21.2.1	such part of the remaining Consideration payable to Panasonic shall be adjusted based on the formulation set out in Schedule 8; and

21.2.2	Clause 11.1.2 shall survive the early termination of this Agreement.

21.3	All Clauses of this Agreement (including the Schedules) so intended to survive after the termination or expiration of this Agreement shall survive such termination or expiration.

PART 9 – GENERAL PROVISIONS

22.	General

22.1	Audit: Panasonic shall have the right, during normal business hours and upon prior appointment made with Master Licensee (which will not be unreasonably delayed) to, at its sole costs and expense audit the technical and operating records (which shall exclude any and all financial or sales records and/or data) of a Key Sub-Licensee, Sub-Licensee and/or Third Party Manufacturer to verify that their use of the Panasonic Intellectual Property is in compliance with the relevant terms and conditions of this Agreement. Master Licensee shall have the right to be present at the audit. Such audit shall be conducted no more frequently than twice during every calendar year.

22.2	Force Majeure

22.3	Neither Party shall be liable to the other Party or be deemed to be in breach of this Agreement by reason of any delay in performing or observing, or any failure to perform or observe, any of its obligations under this Agreement, if the delay or failure was due to a Force Majeure Event, provided that the Party affected (“Affected Party”) shall:

22.3.1	immediately serve on the other Party written notice thereof specifying the particulars of the Force Majeure Event, the extent to which the Affected Party is unable to discharge or perform its obligations, the reasons for the inability of the Affected Party to perform or discharge its obligations and estimated period during which the Affected Party is unable to perform and discharge its obligations; and

22.3.2	promptly take and continue to take all action within its powers to minimise the duration and effect of the Force Majeure Event on the Affected Party.

22.4	Governing Law: This Agreement is governed by and shall be construed in accordance with the laws of Singapore.

22.5	Dispute Resolution

22.5.1

In the event that any dispute arises out of or in connection with this Agreement, including any question regarding its existence, validity or termination, the Parties shall attempt to resolve disputes through amicable negotiations in good faith and by reasonable and appropriate means by referring the dispute to their respective Chief Executive Officer or a member of senior management (“Officer”). Each Party shall procure that its Officer shall negotiate in good faith with the other Officer with a view to achieve resolution of such dispute. If a resolution of such dispute is not agreed upon within 90 days (or such longer period as the Officers may agree) from the date of the referral to the Officers, the Parties shall immediately refer the matter to the Singapore Mediation Centre in accordance with the Rules of the Singapore Mediation Centre for mediation. The Parties agree to co-operate fully with the mediator to provide such assistance as necessary and to bear equally among them the fees and expenses of the mediation. If a resolution of such dispute is not resolved by mediation within 90 days (or such longer period as the Officers may agree) from the last day of the 90-day period (or such longer period as the Officers may agree) in relation to the referral to the Officers, any Party may submit the dispute to arbitration in accordance with Clause 22.5.2 below.

22.5.2	Unless: (i) otherwise agreed; or (ii) where the subject-matter of the dispute relates to a Referred Matter, and subject to compliance with Clause 22.5.1, any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination, shall be referred to and finally resolved by arbitration in Singapore in accordance with the Arbitration Rules of the Singapore International Arbitration Centre (“SIAC Rules”) for the time being in force, which rules are deemed to be incorporated by reference in this Clause. The tribunal shall consist of one arbitrator to be appointed in accordance with the SIAC Rules. The language of the arbitration shall be English. The seat of the arbitration shall be Singapore and the Singapore International Arbitration Act (Cap 143A) shall govern the arbitration.

22.5.3	Expert Determination

(i)	Subject to compliance with Clause 22.5.1, if any disagreement, dispute, controversy or difference should arise between the Parties in connection with or in relation to the determination of the matters relating to the scope, meaning or interpretation of “Panasonic Intellectual Property” or with Clause 3.11 (all of such aforementioned disagreement, dispute, controversy or difference to be referred to as a “Referred Matter”), then any Party may refer such disagreement, dispute, controversy or difference to an independent party who shall be mutually agreed by the Parties, failing which or in default of agreement, a party to be appointed by the president of the Singapore International Arbitration Centre and such independent party or appointed party, as the case may be, shall determine such disagreement, dispute, controversy or difference as an expert in relation to the Referred Matter. The determination of the independent party or appointed party (such independent party or appointed party to be referred to as the “Expert”), as the case may be, shall be final, subject to Clause 22.5.3(ii) below.

(ii)	A Party may appeal such determination (such as in the case of fraud), provided the Party seeking to appeal serves on the other Party, a notice in writing within seven days of the determination of the Expert, stating that it disputes such determination and the reasons for such dispute. If no notice is received by any Party within the said seven days of the determination of the Expert, the Parties shall be deemed to have agreed and accepted the determination of the Expert and to have waived any right to appeal such determination. The expenses of the Expert shall be split in half between Panasonic and Master Licensee.

(iii)	Each Party will cooperate fully and in good faith with the Expert, and provide all relevant information, data and materials relating to the dispute as may be requested by the Expert.

22.5.4	Services to continue during dispute resolution: Even if any problem or other dispute arises out of or in connection with this Agreement, and regardless of whether or not either Party initiates at any time the use of the dispute resolution procedures described in this Clause 22.5, or if either Party has initiated proceedings in any court of competent jurisdiction, Panasonic agrees to continue performing its obligations under this Agreement while any such dispute is being resolved and in no event nor for any reason shall Panasonic:

(i)	interrupt the provision of any services under this Agreement;

(ii)	disable any items used to provide the relevant services or which may be required by a Key Sub-Licensee to access, use and have the full benefit of such services; or

(iii)	perform any other action that prevents, impedes, or reduces in any way the provision of any service, or the ability of any Key Sub-Licensee to conduct its business activities,

unless: (a) authority to do so is granted by Master Licensee or conferred by a court of competent jurisdiction; or (b) this Agreement has been terminated or has expired and all obligations related to the expiry or termination have been completed to Master Licensee’s satisfaction.

22.6	Interim Relief: Notwithstanding anything in this Agreement, the Parties acknowledge and agree that the Parties shall have the right at any time to apply to any competent court for interim injunctive relief pending the tribunal determining the issue in relation to any dispute arising out of or in connection with this Agreement.

22.7	Assignment:

22.7.1	Master Licensee may assign, transfer and novate or otherwise transfer (and shall provide the Panasonic prior written notice of the same) all or any of its rights and obligations under this Agreement by way of security in respect of its obligations under the Banker’s Guarantee Facility, and the assignee of such right(s) may, upon such security becoming enforceable, enforce the same without the consent of Panasonic.

22.7.2	Save for Clause 22.7.1 above or as otherwise provided in this Agreement, no Party shall assign or transfer this Agreement to any other person, without the prior written consent of the other Party.

22.8	Notice:

22.8.1	Any notice required to be given by a Party to the other Parties shall be in writing, signed by or on behalf of the Party giving it, and in the English language. It shall be deemed validly served by hand delivery or by prepaid post or by a recognised courier service sent to the address of the Party specified in Part 2(B) of Schedule 1 or such other address as may from time to time be notified for this purpose.

22.8.2	Unless there is evidence that a notice or communication was received earlier, any such notice or communication shall be deemed to have been served:

(i)	if delivered by hand, at the time of delivery;

(ii)	if posted by prepaid ordinary mail, at the expiration of three Business Days after the envelope containing the same shall have been put into the post; or

(iii)	if sent by courier, at the expiration of two Business Days after the package containing the same shall have been received by the relevant courier company.

22.8.3	In proving such service it shall be sufficient to prove that delivery by hand was made or that the envelope containing such notice or document was properly addressed and posted as a prepaid ordinary mail letter or, as the case may be, the package containing such notice or document was properly addressed and sent to the relevant courier company.

22.9	Independent Contractors: Nothing herein shall be deemed to constitute any Party the partner of the other nor, except as otherwise herein expressly provided, to constitute any Party the agent or legal representative of the other Parties, nor to create any fiduciary relationship between the Parties.

22.10	Entire Agreement: This Agreement sets forth the entire agreement and understanding between the Parties in connection with the matters dealt with and described herein at the date of this Agreement to the exclusion of any terms implied by law which may be excluded by contract, and no Party has relied on any oral or written representation made to it by the other Party. This Agreement contains all the rights and obligations between the Parties and shall supersede any prior agreements, arrangements, information, fact, particulars, documents, deeds, schedules, list, notice, letter, article, email, or correspondence provided by any Party, their agents, or any other person and also any prior expression of intent understanding, discussion, representation, warranty, undertaking, promise or communications (whether written oral or implied) made by one Party or its agent to the other Parties with respect to this transaction, not expressly set out in this Agreement.

22.11	Reasonableness: Each Party confirms it has received independent legal advice relating to all the matters provided for in this Agreement, and agrees that the provisions of this Agreement (and all documents entered into pursuant to this Agreement) are fair and reasonable.

22.12	Execution of Instruments: The Parties shall execute and do and procure all other persons, firms or companies, if necessary, to execute and do all such further instruments, deeds, assurances, acts and things as may be necessary or desirable so that full effect may be given to the provisions of this Agreement.

22.13	Rights of Third Parties: Save for a Key Sub-Licensee, a person or entity who is not a party to this Agreement shall have no right under the Singapore Contracts (Rights of Third Parties) Act (Chapter 53B) to enforce any term of this Agreement, regardless of whether such person or entity has been identified by name, as a member of a class or as answering a particular description. For the avoidance of doubt, nothing in this Clause shall affect the rights of any permitted assignee or transferee of this Agreement.

22.14	Variation: No purported variation of this Agreement shall be effective unless: (i) made in writing, (ii) refers specifically to this Agreement and (iii) is duly executed by the Parties hereto. Without prejudice to the generality of Clause 22.13 above, the Parties’ rights to vary, amend or rescind this Agreement in the manner aforesaid may be exercised without the consent of any person or entity who is not a party to this Agreement.

22.15	Remedies and Waivers

22.15.1	No failure on the part of any Party to exercise, and no delay on its part in exercising, any right or remedy under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

22.15.2	The Parties agree that it might be impossible to measure in money the damages which would accrue to a Party by reason of failure to perform certain obligations hereunder. Any such Party shall, therefore, be entitled to seek injunctive relief, including specific performance, to enforce such obligation and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the Parties shall raise the defence that there is an adequate remedy at law.

22.16	Counterparts: This Agreement may be signed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Each Party may enter into this Agreement by signing any such counterpart and each counterpart shall be as valid and effectual as if executed as an original.

22.17	Illegality

22.17.1	If any provision in this Agreement shall be held to be illegal, invalid or unenforceable, in whole or in part, the provision shall apply with whatever deletion or modification is necessary so that the provision is legal, valid and enforceable and gives effect to the commercial intention of the Parties.

22.17.2	To the extent it is not possible to delete or modify the provision, in whole or in part, under Clause 22.17.1, then such provision or part of it shall, to the extent that it is illegal, invalid or unenforceable, be deemed not to form part of this Agreement and the legality, validity and enforceability of the remainder of this Agreement shall, subject to any deletion or modification made under Clause 22.17.1, not be affected.

22.17.3	The illegality, invalidity or unenforceability of any provision of this Agreement under the Laws and Legal Requirements of any jurisdiction shall not affect its legality, validity or enforceability under any Laws and Legal Requirements of any other jurisdiction.

22.18	No Agency: No Party shall: (i) describe or hold itself out as agent or representative of the other Party, or (ii) incur any liability on behalf of any other party or pledge the credit of any other Party in any way or accept any order or make any contract binding upon any other Party without such Party’s prior written consent.

Schedule 1

Definitions and Key Definitions

Part 1 Definitions

1.	Definitions

1.1	In this Agreement, the following expressions shall, unless the context otherwise requires, have the following meanings:

1.1.1	“Backfill Products” means all Third Party Products which are not Pre-Completion Products;

1.1.2	“Banker’s Guarantee” means the banker’s guarantee to be issued by SMBC for the benefit of Panasonic;

1.1.3	“Banker’s Guarantee Facility” means the bank guarantee facility to be entered into between, inter alia, SMBC and the Master Licensee pursuant to which the Banker’s Guarantee is to be issued;

1.1.4	“Business Day” has the meaning ascribed to it in the SPA;

1.1.5	“Claim” means all claims, liabilities, Losses, demands, damages, liens, causes of action of any kind, obligations, costs, judgments, interest and awards (including recoverable legal counsel fees and costs of litigation of the person asserting the claim), whether arising by law, contract, tort, voluntary settlement or otherwise;

1.1.6	“Company” means Singapore Company, Malaysia Company or Indonesia Company. “Companies” means Singapore Company, Malaysia Company and Indonesia Company;

1.1.7	“Completion” has the meaning ascribed to it in the SPA;

1.1.8	“Completion Date” has the meaning ascribed to it in the SPA;

1.1.9	“Confidential Information” means all know how, trade secrets, inventions, computer software and other information of a secret or confidential nature including, without limitation, all proprietary industrial, commercial, financial and technical information and techniques, whatsoever and in whatever form and medium and whether disclosed orally or in writing, together with all reproductions in whatsoever form or medium and any part or parts of it and includes, in the case of Master Licensee, all UTAC Information;

1.1.10	“Consideration” is defined in Clause 11.1;

1.1.11	“Contract Manufacturing Agreement” means the contract manufacturing agreement between Master Licensee and Panasonic dated 30 May 2014;

1.1.12	“Deliverables” means:

(i)	all Works developed or conceived by Panasonic, or any Panasonic Personnel during the course of performing the Technical Support Services; and

(ii)	all Works which Panasonic or any Panasonic Personnel has developed, derived or adapted from (including Works which are modifications or improvements to) any UTAC Materials,

“Deliverables” shall be deemed to include any of the aforementioned Works that have been jointly developed by any Key Sub-Licensee with Panasonic, or any Panasonic Personnel and the Works developed as a result of providing or performing the Technical Support Services;

1.1.13	“Derivative Works” is defined in Clause 3.9;

1.1.14	“Due Date” is defined in Clause 11.1;

1.1.15	“Effective Date” is defined in Part 2(A) of Schedule 1;

1.1.16	“Extra Services” is defined in Clause 12.1;

1.1.17	“Force Majeure Event” means any event or circumstance beyond the reasonable control of the Party affected including (i) acts of God; (ii) outbreak of hostilities, riot, civil disturbance, acts of terrorism; (iii) acts or omissions of other parties; (iv) any acts or omissions of any Legal Authority (including refusal or revocation of any licence or consent); (v) fire, explosion or flood, (vi) general power failure, failure of telecommunications lines, failure or breakdown of plant, machinery or vehicles; (vii) shortage of raw materials and utilities of any kind; (viii) epidemics, quarantine restrictions; and (ix) theft, malicious damage, strike, lock-out or industrial action of any kind;

1.1.18	“Former Key Sub-Licensee” is defined in Clause 3.2.2(i);

1.1.19	“Improvements” means all substantial improvements, modifications or adaptations to any part of the Panasonic Intellectual Property which may be made or acquired by Panasonic during the Term;

1.1.20	“Indemnitees” is defined in Clause 17.3;

1.1.21	“Indonesia Company” PT. Panasonic Industrial Devices Indonesia, a company incorporated in Indonesia with company registration number AHU-56906.AH.01.02. Tahun 2011 whose registered address is JI. Maligi 1 Lot A-4, Kawasan Industri KIIC, Sukaluyu, Teluk Jambe Timur, Karawang 41361, Jawa Barat;

1.1.22	“Inorganic Substrate Based Packages” means inorganic substrate based packages, where package substrate is made of inorganic materials, like ceramic or silicon;

1.1.23	“Intellectual Property Rights” means all copyright, patents, trade marks, service marks, domain names, layout design rights, registered designs, design rights, database rights, trade or business names, rights protecting trade secrets and confidential information, rights protecting goodwill and reputation, and all other similar or corresponding proprietary rights and all applications for the same, whether presently existing or created in the future, anywhere in the world, whether registered or not, and all benefits, privileges, rights to sue, recover damages and obtain relief for any past, current or future infringement, misappropriation or violation of any of the foregoing rights;

1.1.24	“Initial Products” means the Products manufactured by any Key Sub-Licensee in connection with the Contract Manufacturing Agreement as at the Effective Date;

1.1.25	“Key Documents and Materials” is Clause 3.8;

1.1.26	“Laminate Substrate Based Packages” means laminate substrate based packages where package substrate includes polymer substrate (not internally reinforced and/or internally reinforced package substrate);

1.1.27	“Laws and Legal Requirements” means any of the following: (i) any laws, legislations, statutes, principles of equity and regulatory requirements, in any applicable jurisdictions from time to time; (ii) all conditions, regulations, judgements, injunctions, acts, directives, orders, policies, restrictions, guidelines, quality of service standards, codes of practices, bye-laws, prohibitions or measures of any kind on the part of any court, governmental, parliamentary, regulatory or other competent authority in any applicable jurisdictions from time to time; (iii) any permits and licences, applicable or necessary for the performance of an activity or undertaking in any applicable jurisdictions from time to time; and (iv) industry standards or any codes of conduct or rules of any industry body, which are applicable to Master Licensee, any Key Sub-Licensee or their Related Corporation or where such entity is a member of, or has obligations to, from time to time of which Panasonic has notice or is, or ought reasonably to be aware;

1.1.28	“Lead Frame Based Packages” means lead frame based packages which are manufactured by using metallic structure to provide a mounting location for one or more semiconductor dies and/or a plurality of electrical connection elements for electrical connection to the semiconductor dies and to a printed circuit board or other component;

1.1.29	“Legal Authority” means any agency, authority, department, inspectorate, ministry, parliament, statutory or legal entity or person (whether autonomous or not), commission, instrumentality of the Government of Singapore, Government of Indonesia, Government of Malaysia or any political subdivision thereof, having jurisdiction over a Party or any Key Sub-Licensee;

1.1.30	“License Fees” means the fees set out under the column “License Fees” in Schedule 5.

1.1.31	“Limit” is defined in Clause 17.5.2;

1.1.32	“Limited Termination for Cause Period” is defined in Clause 20.2.1;

1.1.33	“Losses” means all losses, liabilities, settlement sums, costs (including legal costs on a full indemnity basis incurred), charges, expenses, damages of whatever nature, actions, proceedings, claims and demands, whether foreseeable or not;

1.1.34	“Malaysia Company” means Panasonic Industrial Devices Semiconductor (M) Sdn. Bhd., a company incorporated in Malaysia with company registration number 205789 W whose registered address is Lot 26 & 27, Batu Berendam Free Trade Zone Phase 3, 75350 Melaka;

1.1.35	“Master Licensee Representative” means the person nominated by Master Licensee as such and notified to Panasonic from time to time;

1.1.36	“Non-Business Day” is defined in Clause 11.1;

1.1.37	“Panasonic Assignee” is defined in paragraph 1.2 of Schedule 2;

1.1.38	“Panasonic Intellectual Property” shall be as defined in Schedule 2;

1.1.39	“Panasonic-Maintained IP” is defined in Clause 4.1.1(i)(B);

1.1.40	“Panasonic Personnel” means Panasonic’s employees, personnel, secondees, agents, principals and contractors, who are individuals, and includes such other individuals as may be notified in writing to and approved by Master Licensee from time to time in advance of their assignment to the Technical Support Services;

1.1.41	“Panasonic Products” means the products to be manufactured by any Key Sub-Licensee in connection with the Contract Manufacturing Agreement or any similar agreement between Panasonic and/or its Related Corporations and Master Licensee and/or its Related Corporations;

1.1.42	“Panasonic Proprietary Intellectual Property” means the product design specifications in the form of substrate engineering drawings, wiring diagrams and parts information which are applied solely in relation to Panasonic Products;

1.1.43	“Panasonic Representative” means the person appointed by Panasonic pursuant to paragraph 3 of Schedule 4;

1.1.44	“Panasonic Semi-Conductor Entities” means the following:

(i)	Panasonic Industrial Devices Discrete Semiconductor Co., Ltd.;

(ii)	Panasonic Industrial Devices (Shanghai) Co., Ltd.;

(iii)	Panasonic Semiconductor (Suzhou) Co., Ltd.;

(iv)	Panasonic Industrial Devices Discrete Semiconductor Co., Ltd.;

(v)	Panasonic Industrial Devices Optical Semiconductor Co., Ltd.;

(vi)	Panasonic Industrial Devices Systems and Technology Co., Ltd.;

(vii)	Panasonic Industrial Devices Engineering Co., Ltd;

(viii)	any entity which is part of or falling within Panasonic’s semi-conductor division; and

(ix)	such other Related Corporation of Panasonic as agreed between the parties from time to time,

“Panasonic Semi-Conductor Entity” shall mean any of the above;

1.1.45	“Pre-Completion Products” means the products developed, manufactured and/or sold by:

(i)	any Company; and

(ii)	any and all of Panasonic’s Related Corporations engaging in the Singapore Business (as defined in the SPA),

during the period 24 months prior to the Completion Date;

1.1.46	“Products” means all of the following:

(i)	Panasonic Products;

(ii)	Pre-Completion Products; and

(iii)	Third Party Products,

and shall be deemed to all include the Specified Products;

1.1.47	“Proposal” is defined in Clause 5.2;

1.1.48	“Purpose” is defined in Clause 3.1;

1.1.49	“Recipient Entity” means any of the following:

(i)	a company or other legal entity which: (a) is controlled by Master Licensee; (b) controls Master Licensee; or (c) is under common control with Master Licensee. For the purpose of this definition, “control” means that more than ninety per cent (90%) of the shares or ownership interest representing the voting right for the election of directors or persons performing similar functions for such a corporation, company or entity are owned or controlled, directly or indirectly, by the controlling entity;

(ii)	any entity contractually defined as such in this Agreement; or

(iii)	any entity approved by Panasonic in writing at the relevant time (such approval not unreasonably withheld);

1.1.50	“Related Corporation” has the meet ascribed to it in the SPA;

1.1.51	“Request Form” is a request form in the form set out in Schedule 6;

1.1.52	“Singapore Company” means Panasonic Automotive & Industrial Systems Semiconductor Singapore Pte. Ltd, a company incorporated in Singapore with company registration number 201409345N whose registered address at 22 Ang Mo Kio Industrial Park 2, Singapore 569506;

1.1.53	“Singapore Business” has the meaning ascribed to it in the SPA;

22.18.1	“SMBC” means Sumitomo Mitsui Banking Corporation;

1.1.54	“SPA” means the share purchase agreement between Panasonic and UMS for the sale and purchase of the whole of the issued share capital of Companies dated 4 February 2014;

1.1.55	“Specified Products” means all of the following:

(i)	Laminate Substrate Based Packages;

(ii)	Lead Frame Based Packages; and

(iii)	Inorganic Substrate Based Packages;

1.1.56	“Sub-contractor” shall mean a sub-contractor of Panasonic approved by the Master Licensee;

1.1.57	“Sub-Licensee” is defined in Clause 3.3;

1.1.58	“Subsequently Identified Third Party Licensor” is defined in Clause 3.11.2;

1.1.59	“Support Fees” means the fees set out under the column “Service Fees” in Schedule 5;

1.1.60	“Support Period” is defined in Clause 5.1;

1.1.61	“Surviving Provision” is defined in Clause 2.1;

1.1.62	“Technical Support Services” shall be as defined in Schedule 3;

1.1.63	“Term” is defined in Clause 2;

1.1.64	“Termination Date” is defined in paragraph 2 of Schedule 8;

1.1.65	“Territory” is defined in Part 2(C) of Schedule 1;

1.1.66	“Third Party” means any legal entity, company or person that is not a party to this Agreement, and “Third Parties” shall mean persons who are not a party to this Agreement;

1.1.67	“Third Party Manufacturer” is defined in Clause 3.5.1;

1.1.68	“Third Party Products” means the semi-conductor products to be manufactured by any Key Sub-Licensee for a party other than Panasonic and/or its Related Corporations;

1.1.69	“UTAC Information” means all information, in any form, disclosed, furnished or made available directly or indirectly to Panasonic and/or Panasonic Personnel by or on behalf of Master Licensee, any Key Sub-Licensee and/or their Related Corporation or otherwise received or obtained by Panasonic and/or Panasonic Personnel from Master Licensee, any Key Sub-Licensee and/or its Related Corporation prior to, pursuant to, by virtue of, or in the course of negotiating or performing this Agreement, including:

(i)	any materials containing UTAC IPR, and any Confidential Information belonging to Master Licensee and/or a Key Sub-Licensee;

(ii)	all information relating to Master Licensee, any Key Sub-Licensee’s and/or their Related Corporations’ clients and customers, including all client and customer lists and data and all financial and account information and data of and/or belonging to such clients and customers;

(iii)	any data or databases generated, processed, compiled, stored or developed on the IT Systems of any Key Sub-Licensee or as part of Deliverables;

(iv)	all source codes, diagrams, workflow information, specifications and configurations of any Key Sub-Licensee and/or its Related Corporations;

(v)	all other information, data, experience and expertise, materials and diskettes of stamped or marked as “confidential” of whatever kind and all confidential information belonging to Master Licensee, any Key Sub-Licensee and/or their Related Corporation; and

(vi)	all communications between the Parties relating to the aforesaid,

whether written, electronic or in oral form, and whether or not such information belongs to Master Licensee, a Key Sub-Licensee or to any other Third Party;

1.1.70	“UTAC Materials” means any Works acquired, developed or licensed to Master Licensee and/or any Key Sub-Licensee, which have been supplied to Panasonic pursuant to this Agreement;

1.1.71	“UTAC-Maintained IP is defined in Clause 17.1.6(i)(B);

1.1.72	“UTAC IPR” is defined in Clause 18.1;

1.1.73	“UMS” means UTAC Manufacturing Services Limited;

1.1.74	“Works” means works of authorship, ideas, concepts, processes, platforms, interfaces, discoveries, methods, inventions, technologies, designs, creations and developments, know how, techniques, methodologies, software, programs, scripts, macros and any code of any type or language, content, data, databases, information, documentation, reports, specifications, visual images, graphics, artwork, drawings, photographs, logos, marks, designs, diagrams, animation, visual effects, video, audio, music, sound recordings and/or any other materials, in whatever form or medium (including software or applications facilitating the use of any of the above and object code, source code or digital equivalents of all the aforementioned subject matter), whether or not patentable, copyrightable or subject to other forms of protection, and in any language; and

1.1.75	“Work Order” is defined in Clause 8.1.

2.	Interpretation

2.1

In this Agreement: (i) references to a Clause or Schedule, or any other agreement or document in this Agreement shall be deemed to refer to the clause or schedule of this Agreement, or such other agreement or document, as may be amended, modified or supplemented from time to time, and will include a reference to any document which amends, modifies or supplements it, or is entered into, made or given pursuant to or in accordance with its terms, unless otherwise expressly provided; (ii) references to Parts and Sections shall be deemed to refer to the parts and sections of the relevant Schedule; (iii) clause headings are inserted for convenience of reference only and shall not be deemed to be part of this Agreement or be taken in consideration in the interpretation or construction of this Agreement; (iv) words importing the singular only shall also include the plural and vice versa where the context requires; (v) whenever the words “include”, “includes” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation”; (vi) unless expressly indicated otherwise, all references to a number of days mean calendar days, and the words “month” or “monthly” as well as all references to a number of months means calendar months; (vii) an expression importing a natural person shall include an individual, corporation, company, partnership, firm, trustee, trust, executor, administrator or other legal personal representative, unincorporated association, joint venture, syndicate or other business enterprise, any Governmental Body (notwithstanding that “person” may be sometimes used herein in conjunction with some of such words), and their respective successors, legal personal Representatives and assigns, as the case may be, and pronouns shall have a similarly extended meaning. References to a company shall be construed so as to include any company, corporation or other body corporate wherever and however incorporated or established; (viii) any reference to any Party will be construed as a reference to such Party’s successors and permitted assigns; (ix) “may” means has the right, but not the obligation to do something and “may not” means does not have the right to do something; (x) “will” and “shall” are expressions of command, not merely expressions of future intent or expectation; (xi) “written” or “in writing” is used for emphasis in certain circumstances, but that will not derogate from the general application of the notice requirements set forth in Clause 22.8 in those and other circumstances; (xii) any pronoun shall include the corresponding masculine, feminine and neuter forms; (xiii) unless the context otherwise requires, any definition or reference to any instrument, statute or statutory provision shall be construed as referring to such instrument, statute or statutory provision as from time to time amended, supplemented, extended, consolidated or replaced and subject to any restrictions on such amendments, supplements, extensions, consolidations or replacements and any orders, regulations, instruments or other subordinate legislation made thereunder except to the extent that such amendment would otherwise create or increase any liability of any Party; (xiv) the words “herein”, “hereof” and “hereunder” and words of similar import shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof; (xv) dates and times are to Singapore time; and (xvi) the word “subsidiary” shall have the same meaning in this Agreement as its definition in the Companies Act, Chapter 50 of Singapore.

2.2	Except as otherwise set forth in the body of this Agreement (i.e., Clauses 1 through 22) or in any of the Schedules, in the event of a conflict or inconsistency between any two or more provisions under this Agreement, whether such provisions are contained in the same or different documents, the provisions in the body of this Agreement shall prevail.

2.3	No provision of this Agreement will be construed adversely to a Party solely on the ground that the Party was responsible for the preparation of this Agreement or that provision.

Part 2 Key Definitions

Part	Term	Definition/Particulars

(A)	Effective Date	2 June 2014

(B)	Notice	Panasonic

		Address	:	Panasonic Corporation, Semiconductor Business Unit, Industrial Devices Company, Business Innovation Office

		Attn	:	General Manager

Master Licensee

		Address	:	5 Serangoon North Avenue 5, Singapore 554916

		Attn	:	General Counsel

(C)	Territory	Worldwide

Schedule 2

Panasonic Intellectual Property

1.	The “Panasonic Intellectual Property” means any intellectual property, works, technologies, specifications, inventions, designs, content, software, databases, know-how, processes, platforms, interfaces, methods, expertise and other resources and other subject matter or resources which:

1.1	are owned by Panasonic and/or a Panasonic Semi-Conductor Entity; or

1.2	had been assigned or transferred by:

1.2.1	non-Collabo transferred subject matter

(i)	Panasonic;

(ii)	a Panasonic Semi-Conductor Entity; or

(iii)	a Company prior to the Completion Date,

to any entity during the period 24 months prior to the Effective Date of this Agreement.; or

1.2.2	Collabo transferred subject matter: Panasonic and/or its Related Corporations to Collabo Innovations Inc and/or its Related Corporations,

(such entity referenced, in paragraphs 1.2.1 and 1.2.2 (including Collabo Innovations Inc and/or its Related Corporations) each a “Panasonic Assignee”). Panasonic Assignee excludes: (A) the Companies, (B) Panasonic; and (C) any Panasonic Semi-Conductor Entity;

1.3	and which:

1.3.1	are (or had been) used or enjoyed or is capable of being used or enjoyed, in connection with the semi-conductor business of the any Company during the period 24 months prior to the Completion Date;

1.3.2	are (or had been) used or enjoyed or is capable of being used or enjoyed, by any of Panasonic’s Related Corporations in Singapore in connection with the Singapore Business (as defined in the SPA) during the period 24 months prior to the Completion Date;

1.3.3	relate to the manufacture, packaging, development, research, testing and/or prototyping of Products;

1.3.4	relate to the following processes:

(i)	processes relating to wafer preparation such as wafer backgrind and wafer saw (die separation);

(ii)	processes relating to die attach (including flip chip attachment), wire bond, encapsulation, singulation, probe and test; and

(iii)	the testing / quality control methods and processes of any and all Specified Products and any and all semi-conductor devices;

1.3.5	the patents and know-how as listed in paragraphs 3 and 4 below; and

1.3.6	all enhancements, Improvements or adaptations of or to the subject matter listed above.

2.	“Panasonic’s Intellectual Property” shall be deemed to include all of the following:

2.1.1	save as otherwise agreed by the Parties in writing, all intellectual property disclosed by Panasonic and/or its Related Corporations during the due diligence process prior to the Completion Date;

2.1.2	manufacturing method and process of Laminate Substrate Based Packages;

2.1.3	manufacturing method and process of Lead Frame Based Packages, which use metallic structure to provide a mounting location for one or more semiconductor dies and/or a plurality of electrical connection elements for electrical connection to the semiconductor dies and to a printed circuit board or other component;

2.1.4	manufacturing method and process of Inorganic Substrate Based Packages;

2.1.5	technical know-how in connection with the semi-conductor business of any Company or the manufacture of Products, including technical know-how in relation to process parameters, control plans, bill of materials, tool and jig designs;

2.1.6	intellectual property, works, technologies, specifications, inventions, designs, content, software, databases, know-how, processes, platforms, interfaces, methods, expertise and other resources and other subject matter or resources which are licensed by:

(i)	Panasonic Industrial Devices Discrete Semiconductor Co., Ltd. to Panasonic Industrial Devices Semiconductor (M) Sdn Bhd pursuant to the Technical Assistance and Intellectual Property Rights License Agreement dated 1 April 2013 for manufacturing certain semiconductors in Malaysia; and

(ii)	Panasonic Industrial Devices Discrete Semiconductor Co., Ltd. to Panasonic Industrial Devices Semiconductor (M) Sdn Bhd pursuant to the Technical Assistance and Intellectual Property Rights License Agreement dated 1 April 2013 for manufacturing certain metal components, hermetic sealing components and new type electronic components in Malaysia;

2.1.7	patents and know how: the patents and know-set out in paragraph 4 of this Schedule 2 and Appendix A of this Schedule 2; and

2.1.8	any and all Panasonic-licensed subsequently identified intellectual property referred to in in Clause 3.11.1 above.

3.	Patent applications and patents: The patent applications and patents listed in Section Appendix A below and any of the following relating to such patents or patent applications: (a) corresponding applications and patents claiming priority from any one or more of those patents and patent applications filed in any country in the Territory; (b) patents and any special protection certificates that are issued on the applications listed below; (c) divisions, continuations, continuations-in-part, reissues, re-examinations, registrations, divisional and substituted patents from the patents and patent applications listed below; (d) additions, counterparts or extensions; and (e) any granted patents resulting from the patent applications listed below.

4.	Know-How

4.1	Any and all Works made, developed or acquired by Panasonic or its Related Corporations which derives from or relates to the subject matter as stated in paragraphs 1 to 3 above, including the following:

4.1.1	Works related to product development and packaging technology for all Panasonic Products and Pre-Completion Products, including but not limited to, unit drawings and substrate/lead frame drawings, design rules, design methods and technique, package simulation/analysis reports, software used for product design and development;

4.1.2	Works related to processes and materials for all Panasonic Products and Pre-Completion Products, including but not limited to, current best method of assembly, process/material specification, methods of material selection, failure mode and effects analysis (FMEA), qualification/evaluation reports of material/process characterization and design of experiments (DOEs) including both package level and board level reliability results; and

4.1.3	Works related to equipment for all Panasonic Products and Pre-Completion Product, including but not limited to, assembly and test equipment specification and qualification reports, conversion kits, tooling designs/drawings, capabilities of the equipment, equipment manuals, and reparation/upgrade/modification/customization of equipment developed by Panasonic or his contractors.

5.	Exclusions

5.1	For the avoidance of doubt, Panasonic Intellectual Property shall not include:

5.1.1	any trade mark or trade name;

5.1.2	subject always to Clause 3.11, any patents, design patents and application thereof which are not listed in Appendix A of this Schedule 2.

Appendix A

Patents

Please see attached 8 pages.

[***] The information in each row under the columns “Application Number,” “Laid open Number,” and “Issue Number” have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

as of January 28, 2014

Type	Country	Application Number	Application Date	Laid open Number	Laid open Date	Issue Number	Issue Date	Status
Patent	JP	[***]	2013/11/06					newly filed
Patent	JP	[***]	2013/10/28					newly filed
Patent	JP	[***]	2013/10/17					newly filed
Patent	JP	[***]	2013/10/17					newly filed
Patent	JP	[***]	2013/11/07					newly filed
Patent	PCT	[***]	2013/10/09					newly filed
Patent	PCT	[***]	2013/10/11					newly filed
Patent	PCT	[***]	2013/10/03					newly filed
Patent	PCT	[***]	2013/10/03					newly filed
Patent	PCT	[***]	2013/10/03					newly filed
Patent	PCT	[***]	2013/10/09					newly filed
Patent	JP	[***]	2013/10/16					newly filed
Patent	JP	[***]	2013/11/05					newly filed
Patent	JP	[***]	2013/10/03					newly filed
Patent	JP	[***]	2013/12/10					newly filed
Patent	JP	[***]	2013/11/20					newly filed
Patent	JP	[***]	2013/12/26					newly filed
Patent	US	[***]	2013/12/18					newly filed
Patent	CN	[***]	2013/12/25					newly filed
Patent	US	[***]	2014/01/09					newly filed
Patent	CN	[***]	2014/01/08					newly filed
Patent	US	[***]	2013/12/26					newly filed
Patent	CN	[***]	2013/12/26					newly filed
Patent	US	[***]	2013/12/27					newly filed
Patent	CN	[***]	2013/12/13					newly filed
Patent	US	[***]	2013/12/18					newly filed
Patent	PCT	[***]	2013/12/24					newly filed
Patent	PCT	[***]	2014/01/08					newly filed
Patent	JP	[***]	2013/12/26					newly filed
Patent	JP	[***]	2013/12/25					newly filed
Patent	JP	[***]	2014/01/23					newly filed
Design	US	[***]	2002/11/27			[***]	2004/03/09	issued
Design	US	[***]	2004/12/20			[***]	2006/07/18	issued
Design	US	[***]	2004/12/20			[***]	2006/06/13	issued
Design	US	[***]	2006/10/24			[***]	2009/09/15	issued
Design	EP	[***]	2004/12/22			[***]	2005/04/19	issued
Design	EP	[***]	2004/12/22			[***]	2005/04/19	issued
Design	JP	[***]	2002/07/10			[***]	2003/02/28	abandoned
Design	JP	[***]	2004/06/25			[***]	2005/03/11	issued
Design	JP	[***]	2004/06/25			[***]	2005/03/11	issued
Design	JP	[***]	2006/04/26			[***]	2007/03/30	abandoned
Design	JP	[***]	2006/04/26			[***]	2007/04/06	abandoned
Design	JP	[***]	2006/04/26			[***]	2007/04/06	abandoned
Design	JP	[***]	2006/04/26			[***]	2007/04/06	abandoned
Design	JP	[***]	2006/04/26			[***]	2007/03/30	abandoned
Design	JP	[***]	2006/04/26			[***]	2007/04/06	abandoned
Design	JP	[***]	2006/04/26			[***]	2007/04/06	abandoned
Design	JP	[***]	2006/04/26			[***]	2007/04/06	abandoned
Design	JP	[***]	2006/07/07			[***]	2007/03/16	abandoned
Design	JP	[***]	2006/07/07			[***]	2007/04/06	abandoned
Design	JP	[***]	1999/04/08			[***]	2000/04/28	abandoned
Design	JP	[***]	2003/07/08			[***]	2004/03/26	abandoned
Design	JP	[***]	2003/07/08			[***]	2004/03/26	abandoned
Design	JP	[***]	2003/07/08			[***]	2005/05/27	abandoned
Design	JP	[***]	2003/07/08			[***]	2005/05/27	abandoned
Design	JP	[***]	2004/04/02			[***]	2005/05/13	abandoned
Design	JP	[***]	2004/04/02			[***]	2005/05/13	abandoned
Patent	US	[***]	1993/11/17			[***]	1995/07/25	expired
Patent	US	[***]	1995/03/23			[***]	1996/08/27	issued
Patent	US	[***]	1995/04/28			[***]	1997/04/22	issued
Patent	US	[***]	1995/03/09			[***]	1996/06/18	issued
Patent	US	[***]	1995/04/13			[***]	1997/06/17	issued
Patent	US	[***]	1997/02/04			[***]	1998/07/21	issued
Patent	US	[***]	1996/04/26			[***]	1998/01/13	issued
Patent	US	[***]	1996/04/23			[***]	1998/10/13	issued
Patent	US	[***]	1997/02/10			[***]	1998/06/16	issued
Patent	US	[***]	1998/11/19	[***]	2001/08/16	[***]	2002/05/14	issued
Patent	US	[***]	2002/02/27	[***]	2002/06/27	[***]	2003/08/05	issued
Patent	US	[***]	1996/12/17			[***]	1998/03/31	issued
Patent	US	[***]	1997/11/25			[***]	1998/09/22	issued
Patent	US	[***]	1997/02/18			[***]	1998/06/30	issued
Patent	US	[***]	1998/03/18			[***]	1999/07/27	issued
Patent	US	[***]	1997/07/14			[***]	1999/11/30	issued
Patent	US	[***]	1997/07/11			[***]	2000/06/06	issued
Patent	US	[***]	1997/10/21			[***]	1999/08/24	issued
Patent	US	[***]	1999/06/15			[***]	2000/10/10	issued
Patent	US	[***]	1998/03/23			[***]	2000/03/21	issued
Patent	US	[***]	1997/12/23			[***]	1999/11/02	issued
Patent	US	[***]	1999/07/27			[***]	2001/05/01	issued
Patent	US	[***]	1999/07/21			[***]	2001/09/18	issued
Patent	US	[***]	1998/06/26			[***]	2000/10/03	issued
Patent	US	[***]	2000/06/20			[***]	2001/07/10	issued
Patent	US	[***]	1999/08/31			[***]	2005/05/31	issued

Patent	US	[***]	2003/12/31	[***]	2004/08/05	[***]	2005/03/01	issued
Patent	US	[***]	2004/11/19	[***]	2005/04/28	[***]	2009/05/26	issued
Patent	US	[***]	1999/09/20			[***]	2001/11/06	issued
Patent	US	[***]	2001/06/25	[***]	2001/10/25	[***]	2004/11/02	issued
Patent	US	[***]	1999/02/04			[***]	2000/12/26	issued
Patent	US	[***]	1999/02/04			[***]	2000/06/27	issued
Patent	US	[***]	2000/03/08			[***]	2002/09/24	issued
Patent	US	[***]	1999/10/15			[***]	2003/12/23	issued
Patent	US	[***]	2002/06/10	[***]	2002/10/31	[***]	2006/04/11	issued
Patent	US	[***]	1999/12/02			[***]	2000/07/04	issued
Patent	US	[***]	1999/11/03			[***]	2001/03/27	issued
Patent	US	[***]	2001/01/30	[***]	2001/07/12	[***]	2002/01/15	issued
Patent	US	[***]	2000/09/01			[***]	2003/11/04	issued
Patent	US	[***]	2001/11/06	[***]	2002/03/14	[***]	2003/10/28	issued
Patent	US	[***]	2003/03/14	[***]	2003/09/25	[***]	2005/03/01	issued
Patent	US	[***]	2000/12/14			[***]	2002/08/13	issued
Patent	US	[***]	2000/12/26	[***]	2001/11/15	[***]	2002/12/24	issued
Patent	US	[***]	2005/01/26	[***]	2005/06/23	[***]	2006/10/24	issued
Patent	US	[***]	2006/07/12	[***]	2006/11/09	[***]	2007/12/18	issued
Patent	US	[***]	2001/02/20	[***]	2001/08/23	[***]	2003/05/06	issued
Patent	US	[***]	2003/03/14	[***]	2003/10/16	[***]	2005/08/02	issued
Patent	US	[***]	2001/06/25			[***]	2003/06/24	issued
Patent	US	[***]	2003/04/07	[***]	2003/11/06	[***]	2005/06/14	issued
Patent	US	[***]	2005/01/18	[***]	2005/06/09	[***]	2006/12/26	issued
Patent	US	[***]	2001/10/09	[***]	2002/08/15	[***]	2004/04/13	issued
Patent	US	[***]	2003/11/07	[***]	2004/05/20	[***]	2006/01/10	issued
Patent	US	[***]	2001/06/13	[***]	2002/08/15	[***]	2003/08/05	issued
Patent	US	[***]	2003/05/16	[***]	2003/10/30	[***]	2004/12/28	issued
Patent	US	[***]	2001/09/06	[***]	2002/03/07	[***]	2003/01/21	issued
Patent	US	[***]	2002/12/17	[***]	2003/05/15	[***]	2004/02/17	issued
Patent	US	[***]	2002/12/17	[***]	2003/05/08	[***]	2004/08/17	issued
Patent	US	[***]	2002/12/17	[***]	2003/05/08	[***]	2004/03/16	issued
Patent	US	[***]	2004/01/30	[***]	2004/09/23	[***]	2006/07/18	issued
Patent	US	[***]	2001/10/01	[***]	2002/06/27	[***]	2003/06/24	issued
Patent	US	[***]	2002/04/24	[***]	2002/08/22	[***]	2003/05/06	issued
Patent	US	[***]	2001/10/24	[***]	2002/05/02	[***]	2004/01/20	issued
Patent	US	[***]	2002/02/06	[***]	2002/08/08	[***]	2004/03/30	issued
Patent	US	[***]	2001/10/29	[***]	2002/05/30	[***]	2003/01/28	issued
Patent	US	[***]	2002/06/10	[***]	2002/10/17	[***]	2005/02/08	issued
Patent	US	[***]	2002/01/08	[***]	2003/01/02	[***]	2003/11/04	issued
Patent	US	[***]	2001/12/11	[***]	2003/01/02	[***]	2003/11/11	issued
Patent	US	[***]	2003/07/18	[***]	2004/02/12	[***]	2004/11/09	issued
Patent	US	[***]	2002/06/19	[***]	2003/07/10	[***]	2012/06/05	issued
Patent	US	[***]	2002/06/11	[***]	2003/01/02	[***]	2003/11/18	issued
Patent	US	[***]	2002/08/29	[***]	2003/06/05	[***]	2004/02/17	issued
Patent	US	[***]	2002/02/27	[***]	2002/09/05	[***]	2004/01/06	issued
Patent	US	[***]	2002/02/27	[***]	2002/09/05	[***]	2004/03/23	issued
Patent	US	[***]	2002/07/22	[***]	2003/01/23	[***]	2005/06/21	issued
Patent	US	[***]	2005/03/28	[***]	2005/08/04	[***]	2008/03/04	issued
Patent	US	[***]	2002/05/24	[***]	2003/01/02	[***]	2004/12/07	issued
Patent	US	[***]	2002/05/29	[***]	2002/12/05	[***]	2003/10/14	issued
Patent	US	[***]	2002/06/12	[***]	2002/12/19	[***]	2004/01/13	issued
Patent	US	[***]	2005/02/15	[***]	2005/07/07	[***]	2009/09/29	issued
Patent	US	[***]	2002/12/02	[***]	2003/06/26	[***]	2004/08/31	issued
Patent	US	[***]	2004/08/17	[***]	2005/01/20	[***]	2005/10/11	issued
Patent	US	[***]	2003/05/21	[***]	2003/11/27	[***]	2005/07/05	issued
Patent	US	[***]	2005/05/05	[***]	2005/09/15	[***]	2007/10/09	issued
Patent	US	[***]	2003/06/24	[***]	2004/03/18	[***]	2006/11/21	issued
Patent	US	[***]	2003/04/22	[***]	2003/12/11	[***]	2007/09/11	issued
Patent	US	[***]	2004/01/12	[***]	2004/07/29	[***]	2005/10/18	issued
Patent	US	[***]	2003/08/28	[***]	2004/07/01	[***]	2006/01/31	issued
Patent	US	[***]	2003/08/08	[***]	2004/07/29	[***]	2006/08/08	issued
Patent	US	[***]	2004/12/21	[***]	2005/05/26	[***]	2006/10/24	issued
Patent	US	[***]	2003/10/22	[***]	2004/04/29	[***]	2006/05/09	issued
Patent	US	[***]	2005/06/17	[***]	2005/10/27	[***]	2006/11/07	issued
Patent	US	[***]	2004/06/07	[***]	2004/12/16	[***]	2007/01/16	issued
Patent	US	[***]	2003/10/29	[***]	2004/05/13	[***]	2006/05/23	issued
Patent	US	[***]	2006/03/27	[***]	2006/07/27	[***]	2008/07/29	issued
Patent	US	[***]	2005/03/03	[***]	2005/09/08	[***]	2009/02/24	issued
Patent	US	[***]	2004/04/22	[***]	2004/10/28	[***]	2006/12/12	issued
Patent	US	[***]	2004/06/30	[***]	2005/01/06	[***]	2007/07/03	issued
Patent	US	[***]	2007/03/14	[***]	2007/08/16	[***]	2009/04/21	issued
Patent	US	[***]	2004/04/27	[***]	2004/10/28	[***]	2007/10/23	issued
Patent	US	[***]	2005/06/07	[***]	2005/10/06	[***]	2007/11/13	issued
Patent	US	[***]	2005/06/07	[***]	2005/10/06	[***]	2007/10/30	issued
Patent	US	[***]	2005/01/14	[***]	2005/11/17	[***]	2009/03/24	issued
Patent	US	[***]	2005/01/28	[***]	2005/08/04	[***]	2008/09/16	issued
Patent	US	[***]	2008/08/29	[***]	2009/01/08	[***]	2010/11/16	issued
Patent	US	[***]	2005/01/19	[***]	2005/08/04	[***]	2007/01/16	issued
Patent	US	[***]	2005/02/07	[***]	2005/08/11	[***]	2010/01/05	issued
Patent	US	[***]	2005/10/05	[***]	2006/06/22	[***]	2008/04/29	issued
Patent	US	[***]	2005/08/25	[***]	2006/03/16	[***]	2011/02/08	issued
Patent	US	[***]	2008/09/11	[***]	2009/01/08	[***]	2011/05/31	issued
Patent	US	[***]	2006/07/28	[***]	2007/03/08	[***]	2011/05/17	issued
Patent	US	[***]	2006/01/18	[***]	2006/07/20	[***]	2009/03/10	issued
Patent	US	[***]	2006/02/02	[***]	2006/08/17	[***]	2008/08/19	issued
Patent	US	[***]	2006/05/26	[***]	2006/11/30	[***]	2007/07/31	issued
Patent	US	[***]	2006/05/01	[***]	2006/11/16	[***]	2010/06/01	issued

Patent	US	[***]	2006/06/16	[***]	2006/12/21	[***]	2009/09/29	issued
Patent	US	[***]	2006/04/04	[***]	2006/10/05	[***]	2007/03/13	issued
Patent	US	[***]	2006/04/17	[***]	2006/10/26	[***]	2008/06/03	issued
Patent	US	[***]	2008/03/11	[***]	2008/07/10	[***]	2010/08/10	issued
Patent	US	[***]	2006/07/24	[***]	2007/05/03	[***]	2010/02/23	issued
Patent	US	[***]	2009/12/22	[***]	2010/04/22	[***]	2011/08/30	issued
Patent	US	[***]	2010/02/22	[***]	2010/06/17	[***]	2012/04/17	issued
Patent	US	[***]	2006/08/24	[***]	2007/03/15	[***]	2008/05/27	issued
Patent	US	[***]	2006/09/22	[***]	2007/04/05	[***]	2008/10/21	issued
Patent	US	[***]	2006/09/13	[***]	2007/04/05	[***]	2009/04/07	issued
Patent	US	[***]	2006/11/10	[***]	2007/05/31	[***]	2009/09/01	issued
Patent	US	[***]	2006/11/10	[***]	2007/05/31	[***]	2008/10/28	issued
Patent	US	[***]	2006/10/09	[***]	2007/05/17	[***]	2010/09/21	issued
Patent	US	[***]	2007/01/08	[***]	2007/08/09	[***]	2010/09/21	issued
Patent	US	[***]	2007/04/30	[***]	2007/12/13	[***]	2010/12/07	issued
Patent	US	[***]	2007/04/10	[***]	2007/10/18	[***]	2009/03/24	issued
Patent	US	[***]	2007/09/11	[***]	2008/03/13	[***]	2011/07/26	issued
Patent	US	[***]	2011/06/22	[***]	2011/10/20	[***]	2012/12/11	issued
Patent	US	[***]	2007/07/17	[***]	2008/04/17	[***]	2010/06/01	issued
Patent	US	[***]	2007/09/18	[***]	2008/04/03	[***]	2010/09/07	issued
Patent	US	[***]	2007/10/17	[***]	2008/06/12	[***]	2011/09/20	issued
Patent	US	[***]	2011/08/10	[***]	2011/12/08	[***]	2012/12/11	issued
Patent	US	[***]	2007/12/05	[***]	2008/06/12	[***]	2010/12/14	issued
Patent	US	[***]	2008/03/27	[***]	2008/11/20	[***]	2010/08/17	issued
Patent	US	[***]	2008/09/10	[***]	2009/04/16	[***]	2011/12/27	issued
Patent	US	[***]	2008/08/12	[***]	2009/02/19	[***]	2011/10/18	issued
Patent	US	[***]	2008/09/11	[***]	2009/03/26	[***]	2011/08/16	issued
Patent	US	[***]	2011/07/08	[***]	2011/11/03	[***]	2012/12/25	issued
Patent	US	[***]	2012/11/23					pending
Patent	US	[***]	2008/09/17	[***]	2009/04/23	[***]	2010/08/03	issued
Patent	US	[***]	2008/09/26	[***]	2009/04/30	[***]	2012/01/03	issued
Patent	US	[***]	2008/08/25	[***]	2009/03/05	[***]	2010/11/02	issued
Patent	US	[***]	2008/12/09	[***]	2009/06/11	[***]	2012/02/28	issued
Patent	US	[***]	2008/12/24	[***]	2009/07/16	[***]	2010/11/30	issued
Patent	US	[***]	2008/12/17	[***]	2009/08/13	[***]	2011/11/29	issued
Patent	US	[***]	2008/12/10	[***]	2009/06/11	[***]	2013/03/05	issued
Patent	US	[***]	2013/02/26					pending
Patent	US	[***]	2009/02/18	[***]	2009/08/27	[***]	2011/07/12	issued
Patent	US	[***]	2009/01/05	[***]	2009/07/30	[***]	2012/03/13	issued
Patent	US	[***]	2009/04/17	[***]	2009/11/12	[***]	2010/11/09	issued
Patent	US	[***]	2010/09/24	[***]	2011/01/20	[***]	2011/12/06	issued
Patent	US	[***]	2009/02/17	[***]	2009/11/12	[***]	2012/01/17	issued
Patent	US	[***]	2011/11/30	[***]	2012/03/29			pending
Patent	US	[***]	2009/04/14	[***]	2009/11/26	[***]	2011/10/18	issued
Patent	US	[***]	2010/02/18	[***]	2010/06/10	[***]	2012/12/04	issued
Patent	US	[***]	2009/04/23	[***]	2009/11/19	[***]	2011/09/20	issued
Patent	US	[***]	2011/03/16	[***]	2011/07/07	[***]	2012/10/09	issued
Patent	US	[***]	2010/02/25	[***]	2010/06/17	[***]	2012/10/30	issued
Patent	US	[***]	2010/02/24	[***]	2010/06/17	[***]	2013/05/28	issued
Patent	US	[***]	2010/02/26	[***]	2010/06/17	[***]	2013/05/28	issued
Patent	US	[***]	2011/01/18	[***]	2011/05/19	[***]	2012/09/18	issued
Patent	US	[***]	2011/07/22	[***]	2011/11/17	[***]	2013/02/19	issued
Patent	US	[***]	2010/02/24	[***]	2010/06/17	[***]	2011/11/29	issued
Patent	US	[***]	2010/02/24	[***]	2010/06/17	[***]	2012/02/28	issued
Patent	US	[***]	2010/01/14	[***]	2010/07/15	[***]	2012/10/02	issued
Patent	US	[***]	2011/08/30	[***]	2011/12/22	[***]	2013/04/16	issued
Patent	US	[***]	2011/08/30	[***]	2011/12/22	[***]	2013/06/04	issued
Patent	US	[***]	2010/03/10	[***]	2010/09/16	[***]	2012/12/11	issued
Patent	US	[***]	2010/12/01	[***]	2011/06/09	[***]	2012/08/21	issued
Patent	GB	[***]	1999/07/12	[***]	2000/02/02	[***]	2011/11/16	abandoned
Patent	GB	[***]	2002/01/16	[***]	2002/08/28	[***]	2011/11/16	issued
Patent	GB	[***]	2002/08/30	[***]	2003/07/16	[***]	2012/02/01	issued
Patent	NL	[***]	2002/01/16	[***]	2002/08/28	[***]	2011/11/16	issued
Patent	NL	[***]	2002/08/30	[***]	2003/07/16	[***]	2012/02/01	issued
Patent	SG	[***]	1999/07/20			[***]	2005/04/29	abandoned
Patent	DE	[***]	1999/07/12	[***]	2000/02/02	[***]	2011/11/16	abandoned
Patent	DE	[***]	2002/01/16	[***]	2002/08/28	[***]	2011/11/16	issued
Patent	DE	[***]	2002/08/30	[***]	2003/07/16	[***]	2012/02/01	issued
Patent	KR	[***]	1996/04/24	[***]	1996/11/25	[***]	1999/03/08	abandoned
Patent	KR	[***]	1999/10/21	[***]	2000/05/25	[***]	2006/03/17	issued
Patent	KR	[***]	2002/02/14	[***]	2002/08/22	[***]	2006/02/23	issued
Patent	KR	[***]	2001/12/05	[***]	2002/08/22	[***]	2006/03/03	issued
Patent	KR	[***]	2001/12/26	[***]	2002/07/04	[***]	2006/03/03	abandoned
Patent	KR	[***]	2005/08/20	[***]	2005/09/12	[***]	2007/02/23	abandoned
Patent	KR	[***]	2002/06/07	[***]	2003/02/17	[***]	2006/03/03	abandoned
Patent	KR	[***]	2002/06/08	[***]	2003/07/16	[***]	2005/12/29	issued
Patent	KR	[***]	2003/05/27	[***]	2004/02/14	[***]	2005/06/29	issued
Patent	KR	[***]	2003/10/24	[***]	2004/04/30	[***]	2011/02/24	issued
Patent	KR	[***]	2005/02/01			[***]	2007/02/26	abandoned
Patent	KR	[***]	2005/02/01	[***]	2006/05/15	[***]	2007/03/19	issued
Patent	TW	[***]	1998/02/06			[***]	2001/09/12	abandoned
Patent	TW	[***]	1998/06/18			[***]	2000/07/01	abandoned
Patent	TW	[***]	1998/05/26			[***]	2000/08/17	abandoned
Patent	TW	[***]	1999/10/19			[***]	2001/08/17	issued
Patent	TW	[***]	1999/11/03			[***]	2001/07/17	abandoned
Patent	TW	[***]	2001/10/29			[***]	2007/01/11	issued
Patent	TW	[***]	2001/10/29			[***]	2003/10/31	issued
Patent	TW	[***]	2002/03/01			[***]	2003/08/29	abandoned

Patent	TW	[***]	2002/03/01			[***]	2003/09/05	abandoned
Patent	TW	[***]	2003/05/27	[***]	2004/01/16	[***]	2004/10/14	issued
Patent	TW	[***]	2003/08/20	[***]	2004/08/01	[***]	2007/03/21	abandoned
Patent	TW	[***]	2003/08/29	[***]	2004/04/01	[***]	2005/02/21	abandoned
Patent	TW	[***]	2003/10/23	[***]	2004/11/16	[***]	2009/07/01	issued
Patent	TW	[***]	2004/06/30	[***]	2005/02/01	[***]	2011/06/01	abandoned
Patent	TW	[***]	2005/03/25	[***]	2005/08/16	[***]	2010/02/01	abandoned
Patent	TW	[***]	2005/03/25	[***]	2005/07/16	[***]	2007/04/21	abandoned
Patent	TW	[***]	2005/01/11	[***]	2005/09/01	[***]	2006/04/01	abandoned
Patent	TW	[***]	2005/02/03	[***]	2005/11/16	[***]	2006/07/01	issued
Patent	CN	[***]	1999/08/03	[***]	2000/03/08	[***]	2003/09/24	issued
Patent	CN	[***]	1998/06/26	[***]	1999/01/06	[***]	2004/03/31	issued
Patent	CN	[***]	1999/12/27	[***]	2000/09/27	[***]	2008/10/01	issued
Patent	CN	[***]	2007/07/05	[***]	2008/01/30	[***]	2011/05/11	issued
Patent	CN	[***]	1999/10/19	[***]	2000/05/03	[***]	2005/02/23	issued
Patent	CN	[***]	2000/08/30	[***]	2001/04/18	[***]	2004/08/25	issued
Patent	CN	[***]	2001/11/14	[***]	2002/09/18	[***]	2006/06/21	issued
Patent	CN	[***]	2001/09/21	[***]	2002/09/25	[***]	2005/09/14	issued
Patent	CN	[***]	2005/09/09	[***]	2006/05/03	[***]	2009/02/04	issued
Patent	CN	[***]	2002/03/01	[***]	2002/10/16	[***]	2005/11/09	issued
Patent	CN	[***]	2002/03/01	[***]	2002/10/16	[***]	2005/09/14	issued
Patent	CN	[***]	2002/06/13	[***]	2003/01/15	[***]	2006/08/02	issued
Patent	CN	[***]	2002/12/12	[***]	2003/07/02	[***]	2006/02/15	issued
Patent	CN	[***]	2003/05/27	[***]	2003/12/24	[***]	2006/02/15	issued
Patent	CN	[***]	2003/04/24	[***]	2003/11/05	[***]	2007/09/05	issued
Patent	CN	[***]	2003/09/09	[***]	2004/07/14	[***]	2008/09/24	issued
Patent	CN	[***]	2003/10/31	[***]	2004/08/11	[***]	2008/10/01	issued
Patent	CN	[***]	2003/09/01	[***]	2004/05/05	[***]	2007/09/05	issued
Patent	CN	[***]	2003/10/24	[***]	2004/05/23	[***]	2008/04/16	issued
Patent	CN	[***]	2003/11/03	[***]	2004/05/26	[***]	2008/08/27	issued
Patent	CN	[***]	2004/04/26	[***]	2004/12/01	[***]	2008/09/17	issued
Patent	CN	[***]	2004/07/05	[***]	2005/02/09	[***]	2008/11/26	issued
Patent	CN	[***]	2004/04/28	[***]	2004/11/03	[***]	2009/01/28	issued
Patent	CN	[***]	2005/04/14	[***]	2006/06/07	[***]	2008/11/26	issued
Patent	CN	[***]	2004/12/28	[***]	2005/11/16	[***]	2007/10/24	issued
Patent	CN	[***]	2005/02/02	[***]	2005/11/16	[***]	2008/11/12	issued
Patent	CN	[***]	2005/01/20	[***]	2005/07/27	[***]	2009/04/22	issued
Patent	CN	[***]	2005/12/06	[***]	2006/08/02	[***]	2010/10/13	issued
Patent	CN	[***]	2008/09/24	[***]	2009/03/11	[***]	2010/06/16	issued
Patent	CN	[***]	2006/06/22	[***]	2007/02/14	[***]	2009/07/22	issued
Patent	CN	[***]	2006/01/17	[***]	2006/08/09	[***]	2008/09/24	issued
Patent	CN	[***]	2006/04/04	[***]	2006/10/18	[***]	2008/07/09	issued
Patent	CN	[***]	2008/09/25	[***]	2009/04/01	[***]	2013/03/20	issued
Patent	CN	[***]	2008/12/19	[***]	2009/08/05	[***]	2013/03/20	issued
Patent	CN	[***]	2011/04/01	[***]	2011/08/31	[***]	2013/09/25	issued
Patent	CN	[***]	2011/07/14	[***]	2011/12/14	[***]	2013/11/20	issued
Patent	CN	[***]	2011/09/02	[***]	2012/02/01			pending
Patent	CN	[***]	2010/12/03	[***]	2011/06/15			pending
Patent	JP	[***]	1997/06/24	[***]	1998/03/31	[***]	2001/02/16	issued
Patent	JP	[***]	2000/10/19	[***]	2001/05/25	[***]	2003/04/18	issued
Patent	JP	[***]	1997/02/05	[***]	1998/07/21	[***]	1999/12/10	issued
Patent	JP	[***]	1999/07/07	[***]	2000/07/11	[***]	2001/11/30	issued
Patent	JP	[***]	2001/02/08	[***]	2001/08/03	[***]	2003/06/20	issued
Patent	JP	[***]	1997/06/27	[***]	1999/01/22	[***]	1999/08/27	issued
Patent	JP	[***]	1998/03/23	[***]	1999/03/16	[***]	1999/04/16	issued
Patent	JP	[***]	1998/03/19	[***]	1999/02/26	[***]	2002/08/02	issued
Patent	JP	[***]	1998/05/27	[***]	1999/12/10	[***]	2004/06/11	issued
Patent	JP	[***]	2004/04/07	[***]	2004/07/22	[***]	2004/07/23	issued
Patent	JP	[***]	1998/03/12	[***]	1999/09/24	[***]	2002/03/08	issued
Patent	JP	[***]	2001/10/29	[***]	2002/05/10	[***]	2003/12/26	issued
Patent	JP	[***]	1998/10/21	[***]	2000/04/28	[***]	1999/10/01	issued
Patent	JP	[***]	1998/10/21	[***]	2000/04/28	[***]	1999/10/01	issued
Patent	JP	[***]	1998/10/21	[***]	2000/04/28	[***]	1999/10/29	issued
Patent	JP	[***]	1999/03/31	[***]	2000/10/13	[***]	2007/01/05	issued
Patent	JP	[***]	1999/02/24	[***]	2000/09/08	[***]	2004/03/19	issued
Patent	JP	[***]	2004/02/12	[***]	2004/05/20	[***]	2006/04/21	issued
Patent	JP	[***]	1999/04/01	[***]	2000/10/20	[***]	1999/11/26	issued
Patent	JP	[***]	1999/09/01	[***]	2001/03/23	[***]	2000/04/28	issued
Patent	JP	[***]	2000/12/05	[***]	2001/12/14	[***]	2009/09/18	issued
Patent	JP	[***]	2005/04/14	[***]	2005/09/15	[***]	2008/09/05	issued
Patent	JP	[***]	2000/02/21	[***]	2001/08/24	[***]	2007/08/10	issued
Patent	JP	[***]	2000/12/14	[***]	2002/06/28	[***]	2003/04/18	issued
Patent	JP	[***]	2001/02/14	[***]	2002/08/30	[***]	2003/12/05	issued
Patent	JP	[***]	2001/02/14	[***]	2002/08/30	[***]	2003/12/05	issued
Patent	JP	[***]	2001/02/15	[***]	2002/08/30	[***]	2004/12/17	issued
Patent	JP	[***]	2000/09/07	[***]	2002/03/22	[***]	2004/07/30	issued
Patent	JP	[***]	2002/06/05	[***]	2003/01/31	[***]	2004/05/28	issued
Patent	JP	[***]	2000/12/26	[***]	2002/07/12	[***]	2005/06/03	issued
Patent	JP	[***]	2005/01/11	[***]	2005/04/14	[***]	2011/08/19	issued
Patent	JP	[***]	2000/10/26	[***]	2002/05/10	[***]	2003/02/21	issued
Patent	JP	[***]	2002/02/06	[***]	2002/10/25	[***]	2003/12/05	issued
Patent	JP	[***]	2000/11/29	[***]	2002/06/07	[***]	2004/02/27	issued
Patent	JP	[***]	2001/06/28	[***]	2003/01/17	[***]	2003/09/05	issued
Patent	JP	[***]	2001/06/27	[***]	2003/01/10	[***]	2003/08/01	issued
Patent	JP	[***]	2001/08/08	[***]	2003/02/28	[***]	2005/02/25	issued
Patent	JP	[***]	2004/04/12	[***]	2004/07/22	[***]	2007/02/09	issued
Patent	JP	[***]	2006/05/29	[***]	2006/08/24	[***]	2010/12/24	issued
Patent	JP	[***]	2001/12/05	[***]	2003/06/20	[***]	2004/04/02	issued

Patent	JP	[***]	2001/03/01	[***]	2002/09/13	[***]	2003/06/06	issued
Patent	JP	[***]	2001/03/01	[***]	2002/09/13	[***]	2003/06/06	issued
Patent	JP	[***]	2001/07/23	[***]	2003/02/07	[***]	2006/11/17	issued
Patent	JP	[***]	2006/05/29	[***]	2006/09/28	[***]	2008/11/07	issued
Patent	JP	[***]	2002/05/14	[***]	2003/03/20	[***]	2003/12/12	issued
Patent	JP	[***]	2001/05/30	[***]	2002/12/06	[***]	2009/11/27	issued
Patent	JP	[***]	2002/06/05	[***]	2003/03/07	[***]	2005/04/22	issued
Patent	JP	[***]	2002/06/19	[***]	2003/03/20	[***]	2005/03/25	issued
Patent	JP	[***]	2002/05/27	[***]	2003/12/05	[***]	2006/10/27	issued
Patent	JP	[***]	2002/06/25	[***]	2004/01/29	[***]	2005/05/20	issued
Patent	JP	[***]	2003/04/16	[***]	2004/01/08	[***]	2004/06/04	issued
Patent	JP	[***]	2003/01/29	[***]	2004/08/19	[***]	2007/01/26	issued
Patent	JP	[***]	2002/12/27	[***]	2004/07/29	[***]	2005/06/17	issued
Patent	JP	[***]	2003/01/29	[***]	2004/08/19	[***]	2006/06/23	issued
Patent	JP	[***]	2006/03/20	[***]	2006/06/15	[***]	2009/06/26	issued
Patent	JP	[***]	2002/08/30	[***]	2004/03/25	[***]	2006/05/12	issued
Patent	JP	[***]	2003/10/16	[***]	2004/06/10	[***]	2005/07/15	issued
Patent	JP	[***]	2005/06/02	[***]	2005/09/15	[***]	2009/01/23	issued
Patent	JP	[***]	2002/11/01	[***]	2004/05/27	[***]	2005/11/04	issued
Patent	JP	[***]	2005/03/14	[***]	2005/06/23	[***]	2008/10/24	issued
Patent	JP	[***]	2004/03/04	[***]	2005/09/15	[***]	2007/02/02	issued
Patent	JP	[***]	2003/04/25	[***]	2004/11/18	[***]	2010/01/08	issued
Patent	JP	[***]	2009/11/16	[***]	2010/02/12	[***]	2012/10/19	issued
Patent	JP	[***]	2003/07/04	[***]	2005/01/27	[***]	2005/09/09	issued
Patent	JP	[***]	2003/04/28	[***]	2004/11/18	[***]	2004/06/18	issued
Patent	JP	[***]	2004/04/30	[***]	2004/11/18	[***]	2008/04/11	issued
Patent	JP	[***]	2004/05/13	[***]	2005/11/24	[***]	2010/03/05	issued
Patent	JP	[***]	2004/11/25	[***]	2005/09/15	[***]	2006/12/01	issued
Patent	JP	[***]	2004/11/18	[***]	2005/09/02	[***]	2006/10/06	issued
Patent	JP	[***]	2005/01/05	[***]	2005/09/22	[***]	2006/11/17	issued
Patent	JP	[***]	2004/12/16	[***]	2006/06/29	[***]	2010/04/30	issued
Patent	JP	[***]	2004/09/10	[***]	2006/03/23	[***]	2008/01/11	issued
Patent	JP	[***]	2004/11/10	[***]	2006/06/01	[***]	2009/05/15	issued
Patent	JP	[***]	2008/07/18	[***]	2008/11/20	[***]	2011/03/04	issued
Patent	JP	[***]	2005/08/09	[***]	2007/02/22	[***]	2011/06/17	issued
Patent	JP	[***]	2005/05/30	[***]	2006/12/07	[***]	2008/01/18	issued
Patent	JP	[***]	2008/04/08	[***]	2008/09/11	[***]	2011/06/24	issued
Patent	JP	[***]	2006/04/04	[***]	2007/02/01	[***]	2010/09/24	issued
Patent	JP	[***]	2006/02/24	[***]	2006/11/16	[***]	2011/05/20	issued
Patent	JP	[***]	2006/02/14	[***]	2006/11/30	[***]	2008/08/15	issued
Patent	JP	[***]	2005/10/27	[***]	2007/05/17	[***]	2010/05/14	issued
Patent	JP	[***]	2005/09/13	[***]	2007/03/29	[***]	2011/07/22	issued
Patent	JP	[***]	2005/09/30	[***]	2007/04/19	[***]	2011/05/13	issued
Patent	JP	[***]	2005/09/30	[***]	2007/04/19	[***]	2008/01/18	issued
Patent	JP	[***]	2005/11/17	[***]	2007/06/07	[***]	2011/04/08	issued
Patent	JP	[***]	2006/02/09	[***]	2007/08/23	[***]	2011/04/22	issued
Patent	JP	[***]	2006/05/23	[***]	2007/12/06	[***]	2011/09/02	issued
Patent	JP	[***]	2006/04/12	[***]	2007/11/01	[***]	2011/07/01	issued
Patent	JP	[***]	2006/07/28	[***]	2008/02/14	[***]	2012/02/03	issued
Patent	JP	[***]	2008/05/22	[***]	2009/05/21			pending
Patent	JP	[***]	2007/08/15	[***]	2009/03/05			pending
Patent	JP	[***]	2007/09/25	[***]	2009/04/09	[***]	2012/06/29	issued
Patent	JP	[***]	2008/04/15	[***]	2009/06/04			pending
Patent	JP	[***]	2008/06/09	[***]	2009/06/04			pending
Patent	JP	[***]	2007/12/10	[***]	2009/06/25	[***]	2012/08/31	issued
Patent	JP	[***]	2007/12/11	[***]	2009/06/25	[***]	2012/06/29	issued
Patent	JP	[***]	2008/02/22	[***]	2009/09/03	[***]	2011/03/04	issued
Patent	JP	[***]	2008/12/22	[***]	2009/09/10	[***]	2013/02/08	issued
Patent	JP	[***]	2009/01/07	[***]	2009/11/05	[***]	2012/12/07	issued
Patent	JP	[***]	2008/10/31	[***]	2010/05/13	[***]	2012/11/09	issued
Patent	JP	[***]	2009/04/02	[***]	2010/06/03	[***]	2012/10/19	issued
Patent	JP	[***]	2008/09/24	[***]	2010/04/08	[***]	2012/04/13	issued
Patent	JP	[***]	2008/10/21	[***]	2010/05/06	[***]	2013/01/25	issued
Patent	JP	[***]	2011/05/18	[***]	2010/08/12	[***]	2011/11/18	issued
Patent	JP	[***]	2008/12/01	[***]	2010/06/10	[***]	2013/01/25	issued
Patent	JP	[***]	2009/08/28	[***]	2010/08/26			pending
Patent	JP	[***]	2009/03/19	[***]	2010/10/07	[***]	2013/10/04	issued
Patent	JP	[***]	2009/06/12	[***]	2010/12/24	[***]	2013/08/16	issued
Patent	PCT	[***]	2012/09/05	[***]	2013/04/25			to each country
Patent	PCT	[***]	2012/09/26	[***]	2013/05/02			to each country
Patent	PCT	[***]	2012/09/25	[***]	2013/05/16			to each country
Patent	PCT	[***]	2012/08/27	[***]	2013/04/11			to each country
Patent	PCT	[***]	2012/08/24	[***]	2013/04/25			to each country
Patent	PCT	[***]	2012/09/03	[***]	2013/06/13			to each country
Patent	PCT	[***]	2012/08/24	[***]	2013/05/23			to each country
Patent	PCT	[***]	2012/09/24	[***]	2013/08/08			to each country
Patent	PCT	[***]	2012/08/29	[***]	2013/07/18			to each country
Patent	PCT	[***]	2013/01/11					pending
Patent	PCT	[***]	2012/09/28					to each country
Patent	PCT	[***]	2012/08/30					to each country
Patent	PCT	[***]	2013/03/06					pending
Patent	PCT	[***]	2013/02/26					pending
Patent	PCT	[***]	2013/03/06					pending
Patent	US	[***]	2000/10/17			[***]	2003/03/18	issued
Patent	US	[***]	2000/12/14	[***]	2001/08/23	[***]	2003/10/14	issued
Patent	US	[***]	2001/09/17	[***]	2002/08/29	[***]	2002/11/19	issued
Patent	US	[***]	2001/10/10	[***]	2002/04/25	[***]	2004/02/17	issued
Patent	US	[***]	2003/07/11	[***]	2004/01/29	[***]	2005/02/15	issued

Patent	US	[***]	2002/05/23	[***]	2002/09/26	[***]	2004/01/20	issued
Patent	US	[***]	2002/07/24	[***]	2003/02/13	[***]	2004/07/20	issued
Patent	US	[***]	2002/03/13	[***]	2002/09/19	[***]	2004/03/16	issued
Patent	US	[***]	2003/01/24	[***]	2003/06/19	[***]	2004/08/10	issued
Patent	US	[***]	2003/03/28	[***]	2003/10/09	[***]	2005/01/11	issued
Patent	US	[***]	2004/11/24	[***]	2005/05/05	[***]	2006/11/07	issued
Patent	US	[***]	2006/06/26	[***]	2006/12/07	[***]	2008/07/08	issued
Patent	US	[***]	2008/06/05	[***]	2008/10/16	[***]	2009/09/15	issued
Patent	US	[***]	2009/08/07	[***]	2009/12/03	[***]	2011/05/10	issued
Patent	US	[***]	2011/04/04	[***]	2011/07/21	[***]	2012/05/15	issued
Patent	US	[***]	2004/11/24	[***]	2005/06/02	[***]	2007/11/20	issued
Patent	US	[***]	2005/02/01	[***]	2005/08/11	[***]	2008/06/24	issued
Patent	US	[***]	2005/10/07	[***]	2006/05/18	[***]	2007/01/30	issued
Patent	US	[***]	2006/11/09	[***]	2007/03/15	[***]	2008/02/05	issued
Patent	US	[***]	2006/04/18	[***]	2006/10/19	[***]	2009/09/08	abandoned
Patent	US	[***]	2006/03/15	[***]	2006/09/21	[***]	2007/11/20	issued
Patent	US	[***]	2006/08/03	[***]	2007/02/08	[***]	2010/08/17	issued
Patent	US	[***]	2006/10/25	[***]	2007/06/21	[***]	2012/04/03	issued
Patent	US	[***]	2012/02/24	[***]	2012/06/28	[***]	2013/10/08	issued
Patent	US	[***]	2006/10/27	[***]	2007/05/17	[***]	2009/12/08	abandoned
Patent	US	[***]	2006/12/08	[***]	2007/06/14	[***]	2009/11/24	abandoned
Patent	US	[***]	2006/11/13	[***]	2007/05/17			pending
Patent	US	[***]	2009/05/06	[***]	2009/09/03	[***]	2010/12/07	issued
Patent	US	[***]	2007/06/05	[***]	2008/02/07	[***]	2012/02/28	issued
Patent	US	[***]	2007/07/25	[***]	2008/03/20	[***]	2010/10/19	issued
Patent	US	[***]	2007/12/06	[***]	2008/06/12	[***]	2011/06/21	issued
Patent	US	[***]	2008/01/29					pending
Patent	US	[***]	2008/03/05	[***]	2008/09/11	[***]	2010/05/11	issued
Patent	US	[***]	2008/03/04	[***]	2008/09/11	[***]	2011/08/02	issued
Patent	US	[***]	2008/09/15	[***]	2009/04/09	[***]	2011/08/09	issued
Patent	US	[***]	2008/09/04	[***]	2009/03/12	[***]	2011/06/14	issued
Patent	US	[***]	2008/12/02	[***]	2009/06/04	[***]	2010/10/26	issued
Patent	US	[***]	2008/12/16	[***]	2009/07/16	[***]	2012/01/17	issued
Patent	US	[***]	2012/09/14					pending
Patent	US	[***]	2011/02/23			[***]	2013/12/17	issued
Patent	US	[***]	2011/05/04	[***]	2011/08/25			pending
Patent	US	[***]	2011/02/28					pending
Patent	US	[***]	2011/03/02	[***]	2011/06/23	[***]	2013/08/20	issued
Patent	US	[***]	2011/09/02	[***]	2011/12/29	[***]	2013/08/13	issued
Patent	US	[***]	2011/10/31	[***]	2012/02/23	[***]	2013/11/05	issued
Patent	US	[***]	2011/09/12	[***]	2011/12/29	[***]	2013/09/03	issued
Patent	US	[***]	2012/02/03	[***]	2012/05/24	[***]	2013/07/23	issued
Patent	US	[***]	2012/02/16	[***]	2012/06/14			pending
Patent	US	[***]	2012/03/08	[***]	2012/07/05			pending
Patent	US	[***]	2012/02/24	[***]	2012/06/21			pending
Patent	US	[***]	2012/03/15	[***]	2012/07/05	[***]	2013/12/03	issued
Patent	US	[***]	2012/06/18	[***]	2012/10/11	[***]	2013/11/05	issued
Patent	US	[***]	2012/08/31					pending
Patent	US	[***]	2011/02/25	[***]	2011/11/24	[***]	2013/07/23	issued
Patent	US	[***]	2011/02/28					pending
Patent	US	[***]	2012/10/05					pending
Patent	US	[***]	2012/10/23					pending
Patent	US	[***]	2013/07/10					pending
Patent	TW	[***]	2000/12/05			[***]	2002/04/10	issued
Patent	TW	[***]	2002/09/25			[***]	2004/06/04	abandoned
Patent	TW	[***]	2003/10/20	[***]	2004/06/01	[***]	2005/02/21	abandoned
Patent	TW	[***]	2005/02/01	[***]	2005/09/16	[***]	2007/04/01	abandoned
Patent	CN	[***]	2002/08/08	[***]	2003/03/26	[***]	2005/06/29	issued
Patent	CN	[***]	2005/02/05	[***]	2005/08/10	[***]	2008/01/30	issued
Patent	CN	[***]	2005/05/31	[***]	2005/12/07	[***]	2008/09/17	abandoned
Patent	CN	[***]	2006/07/25	[***]	2007/01/31	[***]	2011/02/23	abandoned
Patent	CN	[***]	2007/02/07	[***]	2007/11/07	[***]	2011/04/06	abandoned
Patent	CN	[***]	2008/01/10	[***]	2008/08/13	[***]	2012/11/07	issued
Patent	CN	[***]	2012/09/18	[***]	2012/12/26			pending
Patent	CN	[***]	2011/02/28	[***]	2011/08/10			pending
Patent	CN	[***]	2011/05/23	[***]	2011/10/19	[***]	2013/12/04	issued
Patent	CN	[***]	2011/02/28	[***]	2011/08/03			pending
Patent	CN	[***]	2012/05/18	[***]	2012/09/12			pending
Patent	CN	[***]	2012/06/14	[***]	2012/10/03			pending
Patent	CN	[***]	2012/06/14	[***]	2012/09/05			pending
Patent	CN	[***]	2011/03/04	[***]	2011/11/23			pending
Patent	CN	[***]	2012/11/27	[***]	2013/02/06			pending
Patent	CN	[***]	2013/06/26					pending
Patent	JP	[***]	1999/11/02	[***]	2001/05/18	[***]	2009/01/16	issued
Patent	JP	[***]	2007/12/03	[***]	2008/03/27	[***]	2010/10/01	issued
Patent	JP	[***]	2004/06/07	[***]	2004/09/16	[***]	2005/02/18	issued
Patent	JP	[***]	2005/01/11	[***]	2005/04/14	[***]	2009/12/04	issued
Patent	JP	[***]	2001/02/26	[***]	2002/09/06	[***]	2003/06/20	abandoned
Patent	JP	[***]	2001/08/01	[***]	2002/08/02	[***]	2003/05/23	issued
Patent	JP	[***]	2003/04/14	[***]	2004/01/08	[***]	2007/02/09	issued
Patent	JP	[***]	2006/08/31	[***]	2006/12/07	[***]	2008/11/14	issued
Patent	JP	[***]	2002/07/16	[***]	2003/04/25	[***]	2004/05/28	issued
Patent	JP	[***]	2003/03/26	[***]	2004/01/08	[***]	2007/04/06	issued
Patent	JP	[***]	2005/04/22	[***]	2005/08/11	[***]	2009/05/01	issued
Patent	JP	[***]	2004/01/09	[***]	2005/07/21	[***]	2009/02/06	abandoned
Patent	JP	[***]	2003/11/04	[***]	2005/06/02	[***]	2009/02/13	abandoned
Patent	JP	[***]	2004/12/09	[***]	2005/09/15	[***]	2009/01/09	issued
Patent	JP	[***]	2004/11/16	[***]	2006/06/08	[***]	2010/08/20	abandoned

Patent	JP	[***]	2005/01/21	[***]	2006/08/03	[***]	2010/03/12	abandoned
Patent	JP	[***]	2005/04/19	[***]	2006/11/02	[***]	2010/05/28	abandoned
Patent	JP	[***]	2008/01/15	[***]	2008/05/01	[***]	2010/10/15	issued
Patent	JP	[***]	2005/10/27	[***]	2007/05/17	[***]	2010/03/12	abandoned
Patent	JP	[***]	2006/08/25	[***]	2008/03/06	[***]	2011/12/09	issued
Patent	JP	[***]	2005/12/15	[***]	2007/06/28	[***]	2013/05/02	issued
Patent	JP	[***]	2005/11/02	[***]	2007/05/24	[***]	2011/05/20	issued
Patent	JP	[***]	2005/11/15	[***]	2007/06/07	[***]	2011/04/22	issued
Patent	JP	[***]	2005/12/21	[***]	2007/07/05	[***]	2011/01/14	issued
Patent	JP	[***]	2006/10/04	[***]	2007/07/19	[***]	2009/03/19	abandoned
Patent	JP	[***]	2006/12/11	[***]	2007/12/20	[***]	2011/08/12	issued
Patent	JP	[***]	2006/05/09	[***]	2007/11/22	[***]	2011/03/18	issued
Patent	JP	[***]	2006/09/14	[***]	2008/03/27	[***]	2012/01/13	issued
Patent	JP	[***]	2007/02/06	[***]	2008/08/21	[***]	2013/02/15	issued
Patent	JP	[***]	2007/03/08	[***]	2008/09/18	[***]	2012/04/06	issued
Patent	JP	[***]	2008/01/11	[***]	2009/07/30			pending
Patent	JP	[***]	2008/02/21	[***]	2009/09/03	[***]	2011/04/01	issued
Patent	JP	[***]	2008/05/28	[***]	2009/12/10	[***]	2010/09/03	issued
Patent	JP	[***]	2008/05/22	[***]	2009/12/03	[***]	2010/12/03	issued
Patent	JP	[***]	2008/12/10	[***]	2010/06/24	[***]	2012/09/21	issued
Patent	JP	[***]	2008/11/10	[***]	2010/05/20			pending
Patent	JP	[***]	2008/11/27	[***]	2010/06/10	[***]	2011/08/05	issued
Patent	JP	[***]	2008/11/25	[***]	2010/06/10	[***]	2011/01/07	issued
Patent	JP	[***]	2008/12/26	[***]	2010/07/08	[***]	2012/12/07	issued
Patent	JP	[***]	2009/01/19	[***]	2010/07/29			pending
Patent	JP	[***]	2012/11/02	[***]	2013/03/07			pending
Patent	JP	[***]	2009/03/04	[***]	2010/09/16	[***]	2013/08/30	issued
Patent	JP	[***]	2009/03/19	[***]	2010/10/07			pending
Patent	JP	[***]	2011/10/06	[***]	2011/02/10			pending
Patent	JP	[***]	2009/10/19	[***]	2011/04/28			pending
Patent	JP	[***]	2011/09/28	[***]	2011/02/24			pending
Patent	JP	[***]	1995/12/25	[***]	1997/07/11	[***]	2001/08/10	issued
Patent	JP	[***]	1996/05/29	[***]	1997/12/12	[***]	2002/08/09	issued
Patent	JP	[***]	1997/05/19	[***]	1998/12/04	[***]	2001/07/19	issued
Patent	JP	[***]	2004/08/20	[***]	2004/11/18	[***]	2005/01/21	issued
Patent	JP	[***]	1998/03/13	[***]	1999/09/24	[***]	1999/07/09	issued
Patent	JP	[***]	1998/03/25	[***]	1999/10/08	[***]	1999/07/16	issued
Patent	JP	[***]	1998/10/12	[***]	2000/04/28	[***]	2003/10/17	issued
Patent	JP	[***]	1999/04/23	[***]	2000/11/02	[***]	2000/03/17	abandoned
Patent	JP	[***]	1999/04/23	[***]	2000/11/02	[***]	2000/05/26	abandoned
Patent	JP	[***]	1999/07/02	[***]	2001/01/19	[***]	2003/07/25	issued
Patent	JP	[***]	1999/07/12	[***]	2001/01/26	[***]	2008/10/24	issued
Patent	JP	[***]	1999/08/23	[***]	2001/03/06	[***]	2003/11/28	issued
Patent	JP	[***]	1999/09/01	[***]	2001/03/23	[***]	2007/02/16	abandoned
Patent	JP	[***]	2007/08/06	[***]	2007/11/01	[***]	2011/03/18	issued
Patent	JP	[***]	1999/12/10	[***]	2001/06/22	[***]	2007/02/16	issued
Patent	JP	[***]	2008/02/04	[***]	2008/06/19	[***]	2012/01/13	issued
Patent	JP	[***]	2000/08/31	[***]	2002/03/15	[***]	2004/06/18	issued
Patent	JP	[***]	2000/10/26	[***]	2002/05/10	[***]	2010/02/05	issued
Patent	JP	[***]	2001/01/17	[***]	2002/08/02	[***]	2010/05/28	abandoned
Patent	JP	[***]	2001/02/07	[***]	2002/08/16	[***]	2010/03/05	abandoned
Patent	JP	[***]	2001/04/11	[***]	2002/10/25	[***]	2010/06/11	abandoned
Patent	JP	[***]	2001/04/27	[***]	2002/11/15	[***]	2012/08/31	issued
Patent	JP	[***]	2001/05/31	[***]	2002/12/13	[***]	2010/08/06	issued
Patent	JP	[***]	2001/06/28	[***]	2003/01/17	[***]	2010/09/24	issued
Patent	JP	[***]	2001/07/04	[***]	2003/01/17	[***]	2011/06/03	issued
Patent	JP	[***]	2001/07/04	[***]	2003/01/17	[***]	2010/09/24	issued
Patent	JP	[***]	2001/07/04	[***]	2003/01/17	[***]	2010/11/26	issued
Patent	JP	[***]	2001/07/06	[***]	2003/01/24	[***]	2010/10/01	issued
Patent	JP	[***]	2008/02/12	[***]	2008/05/29	[***]	2011/09/09	issued
Patent	JP	[***]	2002/06/26	[***]	2004/01/29	[***]	2005/08/12	issued
Patent	JP	[***]	2002/10/24	[***]	2004/05/20	[***]	2006/08/18	issued
Patent	JP	[***]	2002/11/15	[***]	2004/06/17	[***]	2005/04/22	issued
Patent	JP	[***]	2003/07/02	[***]	2005/01/27	[***]	2009/07/10	issued
Patent	JP	[***]	2003/09/29	[***]	2005/04/21	[***]	2008/03/14	abandoned
Patent	JP	[***]	2007/10/18	[***]	2008/02/14	[***]	2010/10/08	issued
Patent	JP	[***]	2003/12/26	[***]	2005/07/14	[***]	2011/05/20	issued
Patent	JP	[***]	2004/03/02	[***]	2005/09/15	[***]	2011/07/15	issued
Patent	JP	[***]	2004/03/09	[***]	2005/09/22	[***]	2009/10/09	issued
Patent	JP	[***]	2004/04/02	[***]	2005/10/20	[***]	2010/06/11	abandoned
Patent	JP	[***]	2004/04/05	[***]	2005/10/20	[***]	2010/08/27	issued
Patent	JP	[***]	2004/04/09	[***]	2005/10/27	[***]	2010/03/26	abandoned
Patent	JP	[***]	2004/04/12	[***]	2005/10/27	[***]	2010/05/21	abandoned
Patent	JP	[***]	2004/07/05	[***]	2006/01/19	[***]	2010/05/14	abandoned
Patent	JP	[***]	2004/11/24	[***]	2006/06/08	[***]	2011/04/22	issued
Patent	JP	[***]	2005/04/06	[***]	2006/10/26	[***]	2010/08/06	issued
Patent	JP	[***]	2005/05/09	[***]	2006/11/16	[***]	2010/10/29	issued
Patent	JP	[***]	2005/08/05	[***]	2007/02/15	[***]	2011/09/09	issued
Patent	JP	[***]	2011/07/22	[***]	2011/11/04	[***]	2013/06/28	issued
Patent	JP	[***]	2005/10/05	[***]	2007/04/19	[***]	2011/04/08	issued
Patent	JP	[***]	2005/10/12	[***]	2007/04/26	[***]	2011/05/20	issued
Patent	JP	[***]	2011/03/07	[***]	2011/06/16			pending
Patent	JP	[***]	2005/10/19	[***]	2007/05/10	[***]	2011/03/18	issued
Patent	JP	[***]	2005/10/28	[***]	2007/05/17	[***]	2010/12/03	issued
Patent	JP	[***]	2005/11/21	[***]	2007/06/07	[***]	2011/02/25	issued
Patent	JP	[***]	2006/01/10	[***]	2007/07/19	[***]	2011/09/16	issued
Patent	JP	[***]	2006/02/07	[***]	2007/08/23	[***]	2010/12/03	issued
Patent	JP	[***]	2006/04/26	[***]	2007/11/08	[***]	2011/08/26	issued

Patent	JP	[***]	2006/05/12	[***]	2007/11/22	[***]	2011/07/15	issued
Patent	JP	[***]	2006/05/12	[***]	2007/11/22	[***]	2011/04/28	issued
Patent	JP	[***]	2006/05/19	[***]	2007/11/29	[***]	2011/05/13	issued
Patent	JP	[***]	2006/06/12	[***]	2007/12/27	[***]	2011/09/02	issued
Patent	JP	[***]	2006/07/19	[***]	2008/02/07	[***]	2011/06/24	issued
Patent	JP	[***]	2006/10/11	[***]	2008/04/24	[***]	2011/09/09	issued
Patent	JP	[***]	2007/06/19	[***]	2009/01/08	[***]	2011/08/05	issued
Patent	JP	[***]	2009/11/18	[***]	2011/06/02	[***]	2013/10/11	issued
Patent	JP	[***]	2009/12/04	[***]	2011/06/16			pending
Patent	JP	[***]	2012/05/10	[***]	2011/06/23			pending
Patent	JP	[***]	2010/01/05	[***]	2011/07/21	[***]	2013/09/06	issued
Patent	JP	[***]	2011/03/23	[***]	2012/01/12	[***]	2013/06/28	issued
Patent	JP	[***]	2010/05/21	[***]	2011/12/08			pending
Patent	JP	[***]	2012/08/09					pending
Patent	JP	[***]	2012/03/28			[***]	2012/08/17	issued
Patent	JP	[***]	2011/07/13	[***]	2013/01/31			pending
Patent	JP	[***]	2011/10/04	[***]	2013/05/02			pending
Patent	JP	[***]	2011/09/06	[***]	2013/03/21			pending
Patent	JP	[***]	2011/10/27	[***]	2013/05/16			pending
Patent	JP	[***]	2011/10/31	[***]	2013/05/20			pending
Patent	JP	[***]	2012/08/03					pending
Patent	JP	[***]	2012/07/30					pending
Patent	JP	[***]	2012/10/31					pending
Patent	JP	[***]	2012/11/29					pending
Patent	JP	[***]	2012/12/06					pending
Patent	JP	[***]	2012/11/30					pending
Patent	JP	[***]	2013/01/07					pending
Patent	JP	[***]	2012/12/27					pending
Patent	JP	[***]	2013/01/30					pending
Patent	JP	[***]	2013/01/31					pending
Patent	JP	[***]	2013/02/22					pending
Patent	JP	[***]	2013/02/25					pending
Patent	JP	[***]	2013/03/08					pending
Patent	JP	[***]	2013/05/23					pending

Schedule 3

Scope of Technical Support Service

NOTE:

The descriptions in this Schedule 3 are only applicable for Initial Products and Panasonic Products.

Legend
Optional
Mandatory

item #	Development Step	Document/Deliverable	Description of Technical Support Service to be provided by Panasonic	Requirement

1	Provision of information by Panasonic	all documents and all other materials which set out and/or contain the information to be provided by Panasonic

To provide all the information necessary for or which relate to the use, sale, distribution manufacturing, packaging, development, testing and/or prototyping of Initial Products and/or Panasonic Products, including information relating to the following:

•       package type (Lead frame, BGA, etc.)

•       package I/O count

•       die size, package size,

•       die pad design

•       factory/site; and

•       reliability requirement (MSL, BLR, and etc.).

M

2

Whenever Master Licensee and/or any of its Related Corporation is required to use, sell, distribute manufacture, package, develop, research, test and/or prototype, as the case may be, any Panasonic Product after the Completion Date pursuant to: (i) the Contract Manufacturing Agreement; and/or (ii) any similar agreement between Panasonic and/or its Related Corporations and Master Licensee and/or its Related Corporation, to provide package design:

> package design

> Unit drawing substrate/lead frame drawings > Bonding diagram > Package simulation report

1.      To advise best-known design method/technique;

2.      To provide design rule;

3.      To create unit drawings, substrate/PCB/lead frame drawings, & bonding diagram based on agreed requirements and specifications; and

4.      To advise details of software used for design, design check or design verification, if any.

M

item #	Development Step	Document/Deliverable	Description of Technical Support Service to be provided by Panasonic	Requirement

3	If package simulation is required, to perform package simulation: > CAD simulation	> Package simulation report

1.      To advise best-known simulation method/technique;

2.      To build simulation model;

3.      To conduct CAD simulation;

4.      To provide the information of the software/script used in the course of simulation, if any – the information provided shall include the identity of the software, the identity of the software supplier, and etc; and

5.      To analysis the simulation, results and prepare simulation report.

M

4	If new material is involved, to evaluate and qualify new material > material selection and characterization > material evaluation	> Material specification > Material qualification report > BOM

1.      To advise material supplier;

2.      To advise material selection/buy-off criteria;

3.      To advise preferred material characteristic;

4.      To advise best-know method of material evaluation;

5.      To propose DOE matrix for material evaluation;

6.      To obtain samples from material supplier;

M

item #	Development Step	Document/Deliverable	Description of Technical Support Service to be provided by Panasonic	Requirement

7.      To perform DOE for material evaluation according to proposed matrix;

8.      To provide evaluation data;

9.      To analyze evaluation data and recommend BOM; and

10.    To prepare material specification, material qualification report based on evaluation analysis results and recommended BOM.

5	If new equipment for new process is involved, to evaluate and qualify new equipment > equipment selection and characterization > equipment evaluation	> Equipment specification > Tooling/parts/jig/conversion kit drawings > Operation manual > Maintenance manual > Training manual > Equipment qualification report > Equipment list

1.      To advise equipment supplier;

2.      To advise equipment selection/buy-off criteria;

3.      To advise preferred equipment capability;

4.      To provide tooling/parts/jig/conversion kit drawings as well as its design guidelines only for Panasonic in-house equipment

5.      To provide tooling/parts/jig/conversion kit drawings for non-Panasonic in-house equipment

6.      To coordinate sample test at the supplier site

7.      To coordinate sample test and equipment demonstration in-house;

8.      To provide sample test data (save where testing takes place at the premises of a Key Sub-Licensee, Panasonic shall to work jointly and to fully collaborate with the relevant Key Sub-Licensee on the generation of sample test data. In connection with the foregoing, Panasonic shall assume the primary responsibility and be obliged to take a lead role in all the related efforts, including supervising, implementing and monitoring all aspects of the foregoing and providing the required consultation and advice;

9.      For the first year of the Term and subject to 10 below, the second year of the Term:

a.      To collect and analyze sample test data and recommend equipment list;

b.      To prepare equipment specification, equipment qualification report based on analysis results and recommended equipment list.

c.      To provide operation manual, maintenance manual, training manual for Panasonic specified equipment.

10.    For the second year of the Term, if the relevant Key Sub-Licensee had developed the relevant capabilities in-house:

a.      to work jointly and to fully collaborate with the relevant Key Sub-Licensee on the collection and analysis of sample test data. In connection with the foregoing, Panasonic shall advise Key Sub-Licensee on the relevant issues, including giving its recommendations on applicable equipment lists;

b.      to work jointly and to fully collaborate with the relevant Key Sub-Licensee on the preparation of equipment specification, equipment qualification report based on analysis results and recommended equipment list.

c.      to work jointly and to fully collaborate with the relevant Key Sub-Licensee on preparing the operation manual, maintenance manual, training manual for Panasonic specified equipment.

M

item #	Development Step	Document/Deliverable	Description of Technical Support Service to be provided by Panasonic	Requirement

With regards to all the above, Panasonic shall assume the primary responsibility and be obliged to take a lead role in all the abovementioned efforts, including supervising, implementing and monitoring all aspects of the above and providing the required consultation and advice.

11.    To provide diagnosis/reparation/upgrade/modification /customization of equipment that is Panasonic specified.

12.    To provide training on equipment operation/maintenance if it is Panasonic specified equipment.

6	If new process is involved, to evaluate and qualify new process > process optimization and characterization > process evaluation	> Process specification > Process qualification report > Process flow chart > Process condition/parameters > Process control plan > Process FMEA

1.      To advise process buy-off criteria

2.      To advise process flow chart

3.      To advise baseline process condition/parameters;

4.      To advise best-know method of process evaluation

5.      For the first year of the Term and subject to 6 below, the second year of the Term:

a.      To prepare process FMEA

b.      To identify key process parameters and propose DOE matrix for process evaluation;

c.      To obtain samples from various material suppliers;

d.      To perform DOE for process evaluation according to proposed matrix;

e.      To provide evaluation data;

f.       To analyze evaluation data and recommend optimal process condition/parameters;

g.      To devise process control plan and update process FMEA according to evaluation results;

h.      To prepare process specification, process qualification report based on evaluation analysis results and recommended flow chart, process condition/parameter, process FMEA and control plan.

6.      For the second year of the Term, if the relevant Key Sub-Licensee had developed the relevant capabilities in-house, Panasonic shall work jointly and to fully collaborate with:

i.       the relevant Key Sub-Licensee to prepare process FMEA

j.       the relevant Key Sub-Licensee to identify key process parameters and propose DOE matrix for process evaluation;

k.      the relevant Key Sub-Licensee to obtain samples from various material suppliers;

l.       the relevant Key Sub-Licensee to perform DOE for process evaluation according to proposed matrix;

M

item #	Development Step	Document/Deliverable	Description of Technical Support Service to be provided by Panasonic	Requirement

m.     the relevant Key Sub-Licensee to generate evaluation data;

n.      the relevant Key Sub-Licensee to analyze evaluation data and generate optimal process condition/parameters;

o.      the relevant Key Sub-Licensee devise process control plan and update process FMEA according to evaluation results;

p.      the relevant Key Sub-Licensee to generate process specification, process qualification report based on evaluation analysis results and generate appropriate flow chart, process condition/parameter, process FMEA and control plan.

With regards to all the above, Panasonic shall assume primary responsibility and be obliged to take a lead role in all the abovementioned efforts, including supervising, implementing and monitoring all aspects of the above and providing the required consultation and advice.

7.      To provide training on process technology.

7

To assemble new package and qualify the same based on reliability test results:

> full package assembly

> reliability test (1st level and 2nd level rel test)

> functional test (electrical test and/or optical test)

> Package qualification report > Product FMEA

1.      To advise best-known assembly method;

2.      To advise package qualification criteria;

3.      For the first year of the Term and subject to 4 below, the second year of the Term:

a.      To prepare product FMEA;

b.      To propose matrix for package qualification;

c.      To obtain samples from various material supplier;

d.      To perform package qualification according to proposed matrix;

e.      To conduct reliability test/functional test;

f.       To provide reliability test/functional test result;

g.      To analyze test results and advise improvement plan;

h.      To prepare package qualification report based on analysis results.

4.      For the second year of the Term, if the relevant Key Sub-Licensee had developed the relevant capabilities in-house, Panasonic shall work jointly and fully collaborate:

a.      with the relevant Key Sub-Licensee to prepare product FMEA;

b.      with the relevant Key Sub-Licensee to generate matrix for package qualification;

c.      with the relevant Key Sub-Licensee to obtain samples from various material supplier;

d.      with the relevant Key Sub-Licensee to perform package qualification according to proposed matrix;

e.      with the relevant Key Sub-Licensee to conduct reliability test/functional test;

f.       with the relevant Key Sub-Licensee to generate reliability test/functional test result;

g.      with the relevant Key Sub-Licensee to analyze test results and generate improvement plan;

h.      with the relevant Key Sub-Licensee to generate package qualification report based on analysis results.

M

item #	Development Step	Document/Deliverable	Description of Technical Support Service to be provided by Panasonic	Requirement

With regards to all the above, Panasonic shall assume primary responsibility and be obliged to take a lead role in all the abovementioned efforts, including supervising, implementing and monitoring all aspects of the above and proving relevant consultation and advice.

8	To develop test capability for new packages > Test apparatus design (test pin, test socket, test board, probe) > Test program	> Drawings of test apparatus > Circuit diagram of test apparatus

1.      To advise the best-known algorithm of functional test (e.g. optical test for imagine sensor);

2.      To provide test program;

3.      To convert test program to fit in test equipment to be used;

4.      To provide for test apparatus(test pin, test socket, test board, probe);

5.      To provide test specification including but not limited to test signal frequency, test voltage, test current, package related information, which is necessary for design test apparatus.”

6.      To create drawings for test apparatus (test pin, test socket, test board, probe); and

7.      To tool up the test apparatus (test pin, test socket, test board, probe);

M

9	To perform failure analysis and improve the yield > defect analysis > yield loss analysis	> Process specification > Process flow chart > Process condition/parameters > Process control plan > Process/Product FMEA > Equipment plan maintenance

1.      To advise best-known FA method;

2.      To collect and provide assembly/evaluation/qualification data when the evaluation pursuant to items 6 and 7 takes place outside of the premises of the Key Sub-Licensee.

3.      For the first year of the Term and subject to 4 below, the second year of the Term:

a.      To provide FA analysis

b.      To provide root cause analysis and advise improvement action plan;

4.      For the second year of the Term, if the relevant Key Sub-Licensee had developed the relevant capabilities in-house:

a.      to work jointly with the relevant Key Sub-Licensee to conduct FA analysis

b.      to work jointly with the relevant Key Sub-Licensee to generate root cause analysis and generate improvement action plan,

with regards to all the above, Panasonic shall assume primary responsibility and be obliged to take a lead role in all the abovementioned efforts, including supervising, implementing and monitoring all aspects of the above and proving relevant consultation and advice.

M

10	HVM ramping	> Loading Forecast > HVM Device specification (it refers to Panasonic’s requirement on assembly and/or test Yield, Test Time, special process flow)

1.      To advise and support on equipment conversion including both assembly and test equipment conversion. For instance, Panasonic is to advise and support on software/hardware configuration for a tester during product conversion. On-site support shall be available if necessary.

2.      To advise and support on technical issues related to low yield, exceeded test time, special process flow. On-site support shall be available if necessary.

M

item #	Development Step	Document/Deliverable	Description of Technical Support Service to be provided by Panasonic	Requirement

3. To provide additional spare Test Apparatus (1 set) according to its necessity 4. To advise and support on abnormal lot disposition.

11	Training	> Training manual/material > Assembly and Test training

1.      Whenever Master Licensee and/or any of its Related Corporation is required to use, sell, distribute manufacture, package, develop, research, test and/or prototype, as the case may be, any Panasonic Product after the Completion Date pursuant to: (i) the Contract Manufacturing Agreement; and/or (ii) any similar agreement between Panasonic and/or its Related Corporations and Master Licensee and/or its Related Corporation, to provide package design, Panasonic shall provide all training necessary for the use, sale, distribution, manufacture, packaging, development, research, testing and/or prototyping, as the case may be, of the relevant Panasonic Product which is the subject of such agreement.

2.      to provide training program on process optimization.

3.      to provide training program on package design.

4.      to provide training program on equipment setup, operation, maintenance, and diagnosis.

5.      to provide training program on test program development.

6.      to provide training program on packaging technology and roadmap;

7.      to provide training program backgrinding process if Panasonic requests a Key Sub-Licensee to provide such service;

8.      Others (The items discussed and agreed by both Parties in writing

Panasonic shall assume primary responsibility and be obliged to take the lead role in all training, including designing applicable training programmes, supervising the training process implementing all aspects of the training programme, implement testing and monitoring procedures to check the progress of the training programme.

11.1 is mandatory but 11.2 to 11.8 shall provided where necessary

12	Supply chain management	> Supplier list > Price information

1.      To advise on supplier selection

2.      To support the negotiation with supplier on delivery terms, including price, delivery cycle time, MOQ, and etc.

3.      To support persuading supplier to support technical evaluation

O

13	Documentation	> Various documents

1.      To advise making technical paper, delivery specification, environment data;

2.      To advise summarizing and updating the specification and all the relevant documents.

3.      To provide all relevant materials, documents or computer media containing, comprising or which are necessary for the each Key Sub-Licensee to receive the benefit of the Technical Support Services.

13.1 is optional 13.2 and 13.3 is mandatory

Schedule 4

Panasonic Personnel & Sub-contractors

1.	Delegation & Sub-contracting

1.1	Panasonic shall ensure that all Panasonic Personnel and Sub-contractors comply with, observe and abide by all the covenants herein which are required on the part of Panasonic to be observed. Panasonic undertakes to enter into the necessary agreements at its own cost, with its Panasonic Personnel and Sub-contractors who will perform the Technical Support Services or any part thereof or who but for such agreements, would be entitled to any rights in connection with any Deliverables supplied to a Key Sub-Licensee under this Agreement, to ensure that the rights granted under this Agreement by Panasonic to a Master Licensee and/or a Key Sub-Licensee are free from all encumbrances or conflicting rights of such Panasonic Personnel, Sub-contractor and other persons.

2.	Panasonic Personnel

2.1	Panasonic shall ensure that:

2.1.1	all Panasonic Personnel used or deployed by Panasonic to provide the Technical Support Services possess suitable and sufficient competence, expertise and qualifications and shall be properly educated, trained for, and experienced in providing the respective part(s) of the Technical Support Services which they are engaged or deployed by Panasonic to perform or in the fulfilment of the other obligations under this Agreement they are to perform; and

2.1.2	key Panasonic Personnel (other than the Panasonic Representative) satisfy the requirements set out below or otherwise agreed between the Parties. Each key Panasonic Personnel shall:

(i)	have at least five years of relevant work experience;

(ii)	have good knowledge of SPC, FMEA, DOE and MSA;

(iii)	be familiar with process/material/equipment
characterization / evaluation method;

(iv)	good English written and verbal communication skills; and

(v)	be made available in any one of the Companies if requested by a Master Licensee in writing.

Unless a key Panasonic Personnel leaves the employment of Panasonic on his own accord, Panasonic shall not replace any such key Panasonic Personnel without the prior written notification to the Master Licensee.

2.2	Panasonic shall within two weeks from Master Licensee’s request or from the Effective Date, whichever is earlier, provide Master Licensee with details of key Panasonic Personnel and their qualifications, years and area of experience, and roles and responsibilities in relation to the performance of the Technical Support Services.

2.3	Master Licensee shall be entitled to request Panasonic to remove or replace any particular Panasonic Personnel in the performance of the Technical Support Services at any time and Panasonic shall use its good faith efforts to agree to such request.

3.	Panasonic Representative

3.1	Panasonic will appoint at its own cost and expense a suitably experienced and competent individual to act as Panasonic Representative.

3.2	The Panasonic Representative shall have sufficient work experience and managerial and leadership skills to ensure that project goals are achieve on timely basis.

3.3	The Panasonic Representative:

3.3.1	shall be responsible for the response, planning, programming, direction, co-ordination and control of all Technical Support Services and obligations required to be performed by Panasonic under this Agreement and to act proactively and cooperating fully with all other internal or external parties on all Technical Support Services;

3.3.2	shall serve as the single point of contact to obtain any required authorisations from Panasonic for all matters relating to this Agreement;

3.3.3	shall provide from time to time at a Master Licensee’s request, such information or reports in relation to the Technical Support Services, or the progress of the works that are underway, as Master Licensee may require;

3.3.4	shall supervise all Panasonic Personnel;

3.3.5	shall employ a project management methodology that will be used as a tool to consistently plan, initiate, control, and implement all aspects of work for all Technical Support Services; and

3.3.6	shall provide reporting and monitoring on all Technical Support Services to Master Licensee, including:

(i)	maintaining accurate and comprehensive records of the Technical Support Services and history of all Deliverables;

(ii)	preparing and delivering to the Master Licensee regular written progress and status reports of the works performed in the preceding calendar month and the progress of such works with reference to the Technical Support Services, in the form as agreed between the Parties; and

(iii)	preparing and delivering to Master Licensee a costing report showing cost of technical service provided in the preceding calendar month.

3.4	Master Licensee shall deal with Panasonic through the Panasonic Representative in all matters relating to this Agreement, unless Master Licensee receives prior written notice to the contrary. Panasonic represents and warrants that the Panasonic Representative has the authority to act for, and on behalf of, and bind Panasonic and its Sub-contractors in all his dealings with Master Licensee and in respect of all aspects of or all matters relating to this Agreement.

3.5	Panasonic shall ensure that the Panasonic Representative:

3.5.1	devotes his or her time and effort to the management of all aspects of this Agreement and provision of all Technical Support Services to each Key Sub-Licensee; and

3.5.2	has day-to-day authority for undertaking to ensure Master Licensee’s satisfaction.

Schedule 5

Payment Schedule and Details

[***] The information in each row under the columns “Support Fees” and “License Fees” has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Instalment	Due Date	Support Fees	License Fees
First	June 2, 2014	[***]	[***]
Second	March 15, 2015	[***]	[***]
Third	March 15, 2016	[***]	[***]
Fourth	March 15, 2017	[***]	[***]
Fifth	March 15, 2018	[***]	[***]
Sixth	March 15, 2019	[***]	[***]

Total		[***]	[***]

Payment details:

As requested by Panasonic, payments to Panasonic shall be paid to PANASONIC SEMICONDUCTOR SOLUTIONS, INC. in accordance at the following:

Account Name: [***]

Account Number: [***]

Bank Name: [***]

Branch: [***]

Account Type: [***]

Schedule 6

Form of Request Form

Please see attached 1 page.

Request No.

REQUEST FORM OF TECHNICAL SUPPORT SERVICE

TO: Panasonic Corporation

Date: Y/M/D	:

From: Company	:

Signature	:

We hereby request you to provide the technical support service below

Theme name
Support classification (No.)
Devise type/Package		Process/Machine name
Request detail:

Wishing completion date		Urgency	High(Urgent) / Middle / Low
Remarks:

Attachment: Yes / No
Panasonic hereby inform you the reply for your request
Reply: In of support contract / Out of Support contract

Support location(site)	On site service / Remote service	Work man day	Rough estimate
Expense out of support		Implementation date	~
Panasonic Corporation
Countersign (Name)

Schedule 7

Panasonic Costs

Please see attached 1 page.

Items included to technical support expense
Qualification	Items
On site support	Air flight charge
(Support in Oversease)	Transportation fee (Domestic, Oversease)
VISA Acquisition cost
Accommodation fee
Business trip allowance
Operation man charge (Include overtime working)
Communication fee (Telephone charge)

Remote support	Man cost for the meeting
(Support from Japan)	Man cost for the supporting activities
Business trip expense in Japan

Schedule 8

Post Expiry / Termination Payments

1.	For the avoidance of doubt, the Licence Fees shall continue to be payable in accordance with Clause 11.1.1.

2.	Where the effective date of termination (“Termination Date”) falls on a date before 2 June 2016:

2.1	the Support Fee shall be reduced as follows (such reduced amount to be referred to as the “Reduced Total Support Fee”); and

2.2	each Instalment of the Support Fee shall be amended as follows:

2.2.1	where the Termination Date is between 3 June 2014 and 15 March 2015:

(i)	the second instalment of the Support Fee shall be: 1/9 X (Reduced Fee – [***])

(ii)	the Third, Fourth, Fifth, and Sixth instalments shall each be: 2/9 X (Reduced Fee – [***])

2.2.2	where the Termination Date is between 16 March 2015 to 15 march 2016:

(i)	the Third, Fourth, Fifth, and Sixth instalments shall each be: 1/4 X (Reduced Fee – [***])

2.2.3	where the Termination Date is between 16 March 2016 to 31 May 2016

(i)	the Fourth, Fifth, and Sixth instalments shall each be: 1/3 X (Reduced Fee – [***])

3.	By way of illustration and example, if the Termination Date is on 2 July 2015,

3.1	the Reduced Total Support Fee shall be as follows

[***] X 336/730 = [***]

3.2	amounts payable under the Third, Fourth, Fifth, and Sixth instalments shall each be:

1/4 X [***] = [***]

4.	Where the Termination Date falls on 2 June 2016 or thereafter, Clause 11 read with Schedule 5 shall continue to apply.

This Agreement has been entered into on the date stated at the beginning

PANASONIC

SIGNED by	)

Keiji Fujimoto	)	/s/ Keiji Fujimoto
)
Executive Senior Councilor	)
)
for and on behalf of	)
PANASONIC CORPORATION	)

MASTER LICENSEE

SIGNED by	)

William John Nelson	)	/s/ William John Nelson
Director	)
)
for and on behalf of	)
UTAC MANUFACTURING SERVICES	)
LIMITED	)